EQUITABLE ACCUMULATOR
SELECT(SM)

A combination variable and fixed deferred annuity contract

PROSPECTUS DATED MAY 1, 2000

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectus EQ Advisors Trust, which contains important information about its portfolios.

--------------------------------------------------------------------------------

WHAT IS THE EQUITABLE ACCUMULATOR SELECT?

Equitable Accumulator Select is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options or fixed maturity options ("investment options"). There is no withdrawal charge under the contract. However, we deduct a distribution charge calculated as a percentage of the amounts in the variable investment options. We deduct this charge for the life of the contract. This contract is not available in New York.



--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 o EQ/Aggressive Stock(1)            o J.P. Morgan Core Bond(3)
 o Alliance Common Stock             o Lazard Large Cap Value
 o Alliance High Yield               o Lazard Small Cap Value
 o Alliance Money Market             o MFS Emerging Growth
 o EQ/Alliance Premier Growth            Companies
 o Alliance Small Cap Growth         o MFS Growth with Income
 o EQ/Alliance Technology(2)         o MFS Research
 o BT Equity 500 Index               o Morgan Stanley Emerging
 o BT Small Company Index                Markets Equity
 o BT International Equity Index     o EQ/Putnam Growth & Income
 o Capital Guardian International        Value
 o Capital Guardian Research         o EQ/Putnam International Equity
 o Capital Guardian U.S. Equity      o EQ/Putnam Investors Growth
--------------------------------------------------------------------------------

(1)   Formerly named "Alliance Aggressive Stock."
(2)   May not be available in California.
(3)   Formerly named "JPM Core Bond."


You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.


FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.


TYPES OF CONTRACTS. We offer the contracts for use as:

o A nonqualified annuity ("NQ") for after-tax contributions only.

o An annuity that is an investment vehicle for a qualified defined contribution or defined benefit plan ("QP").

o An individual retirement annuity ("IRA"), either traditional IRA ("Rollover IRA") or Roth IRA ("Roth Conversion IRA").

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") - ("Rollover TSA").

A contribution of at least $25,000 is required to purchase a contract.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2000 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                          72043

2
Contents of this prospectus



CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

EQUITABLE ACCUMULATOR(SM) SELECT

Index of key words and phrases                                4
Who is Equitable Life?                                        5
How to reach us                                               6
Equitable Accumulator Select at a glance - key features       8
---------------------------------------------------------------

FEE TABLE                                                    11
----------------------------------------------------------   --
Example                                                      14
Condensed financial information                              15
---------------------------------------------------------------

1
---------------------------------------------------------------
CONTRACT FEATURES AND BENEFITS                               16
---------------------------------------------------------------
How you can purchase and contribute to your contract         16
Owner and annuitant requirements                             19
How you can make your contributions                          19
What are your investment options under the contract?         19
Allocating your contributions                                22
Your benefit base                                            24
Annuity purchase factors                                     24
Our baseBUILDER option                                       25
Guaranteed minimum death benefit                             26
Your right to cancel within a certain number of days         27

2
---------------------------------------------------------------
DETERMINING YOUR CONTRACT'S VALUE                            29
---------------------------------------------------------------
Your account value and cash value                            29
Your contract's value in the variable investment options     29
Your contract's value in the fixed maturity options          29

3
---------------------------------------------------------------
TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                        30
---------------------------------------------------------------
Transferring your account value                              30
Market timing                                                30
Rebalancing your account value                               30
--------------------------------------------------------------------------------


"We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we used the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                                               3
                                                    Contents of this prospectus

--------------------------------------------------------------------------------




4
------------------------------------------------------------------
ACCESSING YOUR MONEY                                            32
------------------------------------------------------------------
Withdrawing your account value                                  32
How withdrawals are taken from your account value               33
How withdrawals affect your guaranteed minimum
   income benefit and guaranteed minimum death
   benefit                                                      33
Loans under Rollover TSA contracts                              34
Surrendering your contract to receive its cash value            34
When to expect payments                                         35
Your annuity payout options                                     35

5
------------------------------------------------------------------
CHARGES AND EXPENSES                                            38
------------------------------------------------------------------
Charges that Equitable Life deducts                             38
Charges that EQ Advisors Trust deducts                          39
Group or sponsored arrangements                                 39

6
------------------------------------------------------------------
PAYMENT OF DEATH BENEFIT                                        40
------------------------------------------------------------------
Your beneficiary and payment of benefit                         40
How death benefit payment is made                               41
Beneficiary continuation option                                 41

7
------------------------------------------------------------------
TAX INFORMATION                                                 43
------------------------------------------------------------------
Overview                                                        43
Transfers among investment options                              43
Taxation of nonqualified annuities                              43
Individual retirement arrangements (IRAs)                       45
Special rules for nonqualified contracts in qualified plans     55
Tax-Sheltered Annuity contracts (TSAs)                          55
Federal and state income tax withholding and
   information reporting                                        59
Impact of taxes to Equitable Life                               61

8
------------------------------------------------------------------
MORE INFORMATION                                                62
------------------------------------------------------------------
About our Separate Account No. 49                               62
About EQ Advisors Trust                                         62
About our fixed maturity options                                63
About the general account                                       64
About other methods of payment                                  64
Dates and prices at which contract events occur                 65
About your voting rights                                        66
About legal proceedings                                         66
About our independent accountants                               66
Financial statements                                            66
Transfers of ownership, collateral assignments, loans,
   and borrowing                                                67
Distribution of the contracts                                   67

9
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INVESTMENT PERFORMANCE                                          68
------------------------------------------------------------------
Benchmarks                                                      68
Communicating performance data                                  77

10
------------------------------------------------------------------
INCORPORATION OF CERTAIN DOCUMENTS BY
   REFERENCE                                                    79
------------------------------------------------------------------

------------------------------------------------------------------
APPENDICES
------------------------------------------------------------------

I - Condensed financial information                            A-1
II - Purchase considerations for QP contracts                  B-1
III - Market value adjustment example                          C-1
IV - Guaranteed minimum death benefit example                  D-1

------------------------------------------------------------------
 STATEMENT OF ADDITIONAL INFORMATION
   TABLE OF CONTENTS
------------------------------------------------------------------

4
Index of key words and phrases
-----------------------------------------------------------------------

INDEX OF KEY WORDS AND PHRASES


--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                         PAGE IN
TERM                                    PROSPECTUS

 account value                             29
 annuitant                                 16
 annuity payout options                    35
 annuity purchase factors                  24
 baseBUILDER                               24
 beneficiary                               40
 benefit base                              24
 business day                              65
 cash value                                29
 conduit IRA                               49
 contract date                              9
 contract date anniversary                  9
 contract year                              9
 contributions to Roth IRAs                52
   rollovers and direct transfers          52
   conversion contributions                53
 contributions to traditional IRAs         46
   rollovers and transfers                 47
 EQAccess                                   6
 ERISA                                     34
 fixed maturity options                    21
 guaranteed minimum death benefit          26
 guaranteed minimum income benefit         25
 IRA                                      cover
 IRS                                       43
 investment options                        19
 loan reserve account                      34
 market adjusted amount                    22
 market value adjustment                   22
 maturity value                            22
 NQ                                     cover
 participant                               19
 portfolio                              cover
 processing office                          6
 QP                                     cover
 rate to maturity                          21
 Required Beginning Date                   41
 Rollover IRA                           cover
 Rollover TSA                           cover
 Roth IRA                                  52
 Roth Conversion IRA                    cover
 SAI                                    cover
 SEC                                    cover
 TOPS                                       6
 TSA                                       55
 traditional IRA                           45
 unit                                      29
 variable investment options               19


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract. Your registered representative can provide further explanation about your contract or supplemental materials.



--------------------------------------------------------------------------------
PROSPECTUS                    CONTRACT OR SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------------
fixed maturity options        Guarantee Periods (Guaranteed Fixed Interest
                              Accounts in supplemental materials)
variable investment options   Investment Funds
account value                 Annuity Account Value
rate to maturity              Guaranteed Rates
unit                          Accumulation Unit
baseBUILDER                   Guaranteed Minimum Income Benefit
--------------------------------------------------------------------------------

5
Who is Equitable Life?

-----------------------------------------------------------------------------


WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $462.7 billion in assets as of December 31, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

-----
6
Who is Equitable Life?
--------------------------------------------------------------------------------



HOW TO REACH US

You may communicate with our processing office as listed below for any of the following purposes:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
---------------------------------------------
Equitable Accumulator Select
P.O. Box 13014
Newark, NJ 07188-0014

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
---------------------------------------------
Equitable Accumulator Select
c/o Bank One, N.A.

300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014

Secaucus, NJ 07094

FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY REGULAR MAIL:
---------------------------------------------
Equitable Accumulator Select
P.O. Box 1547
Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
---------------------------------------------
Equitable Accumulator Select
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

REPORTS WE PROVIDE:
---------------------------------------------
o  written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year); and

o annual statement of your contract values as of the close of the contract year.


TELEPHONE OPERATED PROGRAM SUPPORT
("TOPS") AND EQACCESS SYSTEMS:
------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:


o  your current account value;



o your current allocation percentages (anticipated to be available through EQAccess by the end of 2000);


o  the number of units you have in the variable investment options;


o  rates to maturity for the fixed maturity options;

o  the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not availabe through TOPS).


You can also:


o change your allocation percentages and/or transfer among the investment options (anticipated to be available through EQAccess by the end 2000);

o change your TOPS personal identification number (PIN) (not available through EQAccess); and

o  change your EQAccess password (not available through TOPS).

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use EQAccess by visiting our Web site at http://www.equitable.com and clicking on EQAccess. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or

                                                         Who is Equitable Life?
--------------------------------------------------------------------------------


Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you are engaged in a market timing strategy (see "Market timing" in "Transferring your money among investment options").



CUSTOMER SERVICE REPRESENTATIVE:
---------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:


(1) authorization for telephone transfers by your registered representative;

(2) conversion of a traditional IRA to a Roth Conversion IRA contract;


(3) election of the automatic investment program;

(4) election of the rebalancing program;

(5) requests for loans under Rollover TSA contracts;

(6) spousal consent for loans under Rollover TSA contracts;


(7) tax withholding election; and

(8) election of the beneficiary continuation option.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers between investment options; and


(4) contract surrender and withdrawal requests.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) general dollar cost averaging;

(3) rebalancing;

(4) special dollar cost averaging;

(5) substantially equal withdrawals;

(6) systematic withdrawals; and

(7) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

8
Equitable Accumulator Select at a Glance - key features


EQUITABLE ACCUMULATOR SELECT AT A GLANCE - KEY FEATURES
--------------------------------------------------------------------------------



PROFESSIONAL           Equitable Accumulator Select's variable investment
INVESTMENT             options invest in different portfolios managed by
MANAGEMENT             professional investment advisers.


FIXED MATURITY         o 10 fixed maturity options with maturities ranging from
OPTIONS                  approximately 1 to 10 years.

                       o Each fixed maturity option offers a guarantee of
                         principal and interest rate if you hold it to maturity.

                       If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.

TAX ADVANTAGES         o On earnings    No tax on any dividends, interest or
                         inside the     capital gains until you make
                         contract       withdrawal from your contract or receive
                                        annuity payments.

                       o On transfers   No tax on transfers among investment
                         inside the     options.
                         contract

                       If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code, you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide necessary or additional benefits.


BASEBUILDER(R)         baseBUILDER combines a guaranteed minimum income benefit
PROTECTION             with the guaranteed minimum death benefit provided
                       under the contract. The guaranteed minimum income benefit provides income protection for you while the annuitant lives. The guaranteed minimum death benefit provides a death benefit for the beneficiary should the annuitant die.

CONTRIBUTION AMOUNTS   o Initial minimum:        $25,000

                       o Additional minimum:     $ 1,000
                                                 $100 monthly and $300
                                                 quarterly under our automatic
                                                 investment program (NQ
                                                 contracts)

                       Maximum contribution limitations may apply.

ACCESS TO YOUR MONEY   o Lump sum withdrawals

                       o Several withdrawal options on a periodic basis

                       o Loans under Rollover TSA contracts

                       o Contract surrender

                       You may incur income tax and a tax penalty.


PAYOUT OPTIONS         o Fixed annuity payout options

                       o Variable Immediate Annuity payout options

                       o Income Manager(R) payout options

9
Equitable Accumulator Select at a glance - key features


--------------------------------------------------------------------------------
ADDITIONAL FEATURES    o Guaranteed minimum death benefit
                         even if you do not elect
                         baseBUILDER

                       o Dollar cost averaging

                       o Automatic investment program

                       o Account value rebalancing
                         (quarterly, semiannually, and
                         annually)

                       o Free transfers

FEES AND CHARGES       o Daily charges on amounts invested in the variable
                         investment options for mortality and expense risks, administrative charges, and distribution charges at a current annual rate of 1.60% (1.70% maximum).

                       o Annual 0.30% benefit base charge for the optional
                         baseBUILDER benefit until you exercise
                         your guaranteed minimum income payout option, or the contract date anniversary after the annuitant reaches age 85 (age 83 in Oregon), whichever occurs first. The benefit base is described under "Your benefit base" in "Contract features and benefits." If you don't elect baseBUILDER, you still receive a guaranteed minimum death benefit under your contract at no additional charge.

                       o No sales charge deducted at the time you make
                         contributions, no withdrawal charge, and no annual contract fee.

                       -----------------------------------------------------
                       The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary."
                       -----------------------------------------------------

                       o We deduct a charge designed to approximate certain
                         taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuity payout option.

                       o We deduct a $350 annuity administrative fee from
                         amounts applied to the Variable Immediate Annuity payout options.

                       o Annual expenses of EQ Advisors Trust portfolios are
                         calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.

ANNUITANT ISSUE AGES   NQ: 0-85
                       Rollover IRA, Roth Conversion IRA, and Rollover TSA:
                       20-85
                       QP: 20-75


THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.


For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your registered representative, or call us, if you have any questions.

10

Equitable Accumulator Select at a glance - key features
-------------------------------------------------------------------------------


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your registered representative can show you information regarding other Equitable Life annuity contracts that he or she distributes. You can also contact us to find out more about any of the Equitable Life annuity contracts.

11

Fee table
--------------------------------------------------------------------------------


The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the portfolios that you will bear indirectly. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus.


The fixed maturity options are not covered by the fee table and examples. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.


-------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS
 AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------   -----
 Mortality and expense risks(1)                                                  1.10%
 Administrative                                                                  0.25% current (0.35% maximum)
 Distribution                                                                    0.25%
                                                                                -----
 Total annual expenses                                                           1.60% current (1.70% maximum)
-----------------------------------------------------------------------------   ------------------------------

 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST
 CERTAIN TRANSACTIONS
 Charge if you elect a Variable Immediate Annuity payout option                  $350
-----------------------------------------------------------------------------   -----

 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
 BASEBUILDER BENEFIT CHARGE (calculated as a percentage of the benefit base.
 Deducted annually on each contract date anniversary)(2)                         0.30%
-------------------------------------------------------------------------------------



EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)



----------------------------------------------------------------------------------------------------------
                                                                                                TOTAL
                                                                              OTHER             ANNUAL
                                                                            EXPENSES           EXPENSES
                                      MANAGEMENT                         (AFTER EXPENSE     (AFTER EXPENSE
                                       FEES(3)         12b-1 FEES(4)     LIMITATION)(5)     LIMITATION)(6)
                                   --------------   -----------------   ----------------   ---------------
EQ/Aggressive Stock                      0.60%             0.25%               0.04%             0.89%
Alliance Common Stock                    0.46%             0.25%               0.04%             0.75%
Alliance High Yield                      0.60%             0.25%               0.05%             0.90%
Alliance Money Market                    0.34%             0.25%               0.05%             0.64%
EQ/Alliance Premier Growth               0.90%             0.25%               0.00%             1.15%
Alliance Small Cap Growth                0.75%             0.25%               0.07%             1.07%
EQ/Alliance Technology                   0.90%             0.25%               0.00%             1.15%
BT Equity 500 Index                      0.25%             0.25%               0.10%             0.60%
BT International Equity Index            0.35%             0.25%               0.40%             1.00%
BT Small Company Index                   0.25%             0.25%               0.25%             0.75%
Capital Guardian International           0.85%             0.25%               0.10%             1.20%
Capital Guardian Research                0.65%             0.25%               0.05%             0.95%
Capital Guardian U.S. Equity             0.65%             0.25%               0.05%             0.95%
----------------------------------------------------------------------------------------------------------

12
Fee table

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL
                                                                                       OTHER            ANNUAL
                                                                                    EXPENSES           EXPENSES
                                              MANAGEMENT                         (AFTER EXPENSE     (AFTER EXPENSE
                                               FEES(3)         12b-1 FEES(4)     LIMITATION)(5)     LIMITATION)(6)
                                           --------------   -----------------   ----------------   ---------------
J.P. Morgan Core Bond                            0.45%             0.25%               0.10%             0.80%
Lazard Large Cap Value                           0.65%             0.25%               0.05%             0.95%
Lazard Small Cap Value                           0.75%             0.25%               0.10%             1.10%
MFS Emerging Growth Companies                    0.65%             0.25%               0.10%             1.00%
MFS Growth with Income                           0.60%             0.25%               0.10%             0.95%
MFS Research                                     0.65%             0.25%               0.05%             0.95%
Morgan Stanley Emerging Markets Equity           1.15%             0.25%               0.35%             1.75%
EQ/Putnam Growth & Income Value                  0.60%             0.25%               0.10%             0.95%
EQ/Putnam International Equity                   0.85%             0.25%               0.15%             1.25%
EQ/Putnam Investors Growth                       0.65%             0.25%               0.05%             0.95%
------------------------------------------------------------------------------------------------------------------


----------
Notes:

(1) A portion of this charge is for providing the guaranteed minimum death benefit.

(2) The benefit base is described under "Contract features and benefits - Your guaranteed minimum income benefit under baseBUILDER."

(3) The management fees shown reflect revised management fees, effective or abour May 1, 2000 which were approved by shareholders. The management fees shown for EQ/Putnam Growth & Income Value and Lazard Large Cap Value do not reflect the waiver of a portion of each portfolio's investment management fees that are currently in effect. The management fee for each portfolio cannot be increased without a vote of each portfolio's shareholders.

(4) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation arrangement.

(5) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (6) for any expense limitation agreements.

      On October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the entire year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these portfolios.

(6) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited as a percentage of the average daily net assets of each of the following portfolios: 1.75% for Morgan Stanley Emerging Markets Equity; 1.25% for EQ/Putnam International Equity; 1.20% for Capital Guardian International; 1.15% for EQ/Alliance Premier Growth and EQ/Alliance Technology; 1.10% for Lazard Small Cap Value; 1.00% for BT International Equity Index and MFS Emerging Growth Companies; 0.95% for Capital Guardian U.S. Equity, Capital Guardian Research, Lazard Large Cap Value, MFS

                                                                             13
                                                                      Fee table
--------------------------------------------------------------------------------


    Growth with Income, MFS Research, EQ/Putnam Growth & Income Value and EQ/Putnam Investors Growth; 0.80% for J.P. Morgan Core Bond; 0.75% for BT Small Company Index; and 0.60% for BT Equity 500 Index. The expense limitations for the BT Equity 500 Index, EQ/Putnam Growth & Income Value, EQ/Putnam International Equity, MFS Growth with Income, MFS Research and MFS Emerging Growth Companies portfolios reflect an increase effective on May 1, 2000. The expense limitation for the Lazard Small Cap Value portfolio reflects a decrease effective on May 1, 2000.

    Absent the expense limitation, the "Other Expenses" for 1999 on an annualized basis for each of the portfolios would have been as follows:
    1.00% for Morgan Stanley Emerging Markets Equity; 0.32% for EQ/Putnam International Equity; 0.66% for Capital Guardian International; 0.23% for EQ/Alliance Premier Growth; 0.10% for EQ/Alliance Technology; 0.26% for Lazard Small Cap Value; 0.49% for BT International Equity Index; 0.17% for MFS Emerging Growth Companies; 0.34% for Capital Guardian U.S. Equity; 0.47% for Capital Guardian Research; 0.21% for Lazard Large Cap Value; 0.37% for MFS Growth with Income; 0.17% for MFS Research; 0.16% for EQ/Putnam Growth & Income Value; 0.19% for EQ/Putnam Investors Growth; 0.20% for J.P. Morgan Core Bond; 0.71% for BT Small Company Index; and 0.18% for BT Equity 500 Index. Initial seed capital was invested on April 30, 1999 for Alliance Premier Growth, Capital Guardian U.S. Equity and Capital Guardian Research portfolios and will be invested on or about May 1, 2000 for EQ/Alliance Technology portfolio and therefore expenses have been estimated.


    Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

 14

Fee table
--------------------------------------------------------------------------------

EXAMPLE

The example below shows the expenses that a hypothetical contract owner (who has elected baseBUILDER) would pay in the situation illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) The charges used in the examples are the maximum charges rather than the lower current charges.


The example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.


-----------------------------------------------------------------------------------------------
                                                     AT THE END OF EACH PERIOD SHOWN,
                                                          THE EXPENSES WOULD BE:
                                           ----------------------------------------------------
                                              1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                           ----------   -----------   -----------   -----------
EQ/Aggressive Stock                          $27.09       $ 89.34       $154.46       $330.67
Alliance Common Stock                        $25.62       $ 84.96       $147.21       $316.52
Alliance High Yield                          $27.20       $ 89.66       $154.98       $331.67
Alliance Money Market                        $24.46       $ 81.51       $141.48       $305.25
EQ/Alliance Premier Growth                   $30.98       $100.86       $173.42       $367.11
Alliance Small Cap Growth                    $28.98       $ 94.96       $163.72       $348.57
EQ/Alliance Technology                       $29.93       $ 97.76       $168.32       $357.40
BT Equity 500 Index                          $24.15       $ 80.56       $139.92       $302.16
BT International Equity Index                $28.35       $ 93.09       $160.64       $342.64
BT Small Company Index                       $25.72       $ 85.27       $147.73       $317.53
Capital Guardian International               $30.45       $ 99.31       $170.87       $362.26
Capital Guardian Research                    $27.82       $ 91.53       $158.07       $337.67
Capital Guardian U.S. Equity                 $27.82       $ 91.53       $158.07       $337.67
J.P. Morgan Core Bond                        $26.25       $ 86.84       $150.32       $322.61
Lazard Large Cap Value                       $27.82       $ 91.53       $158.07       $337.67
Lazard Small Cap Value                       $29.40       $ 96.20       $165.77       $352.50
MFS Emerging Growth Companies                $28.35       $ 93.09       $160.64       $342.64
MFS Growth with Income                       $27.82       $ 91.53       $158.07       $337.67
MFS Research                                 $27.82       $ 91.53       $158.07       $337.67
Morgan Stanley Emerging Markets Equity       $36.23       $116.29       $198.55       $414.19
EQ/Putnam Growth & Income Value              $27.82       $ 91.53       $158.07       $337.67
EQ/Putnam International Equity               $30.98       $100.86       $173.42       $367.11
EQ/Putnam Investors Growth                   $28.88       $ 94.65       $163.21       $347.58
-----------------------------------------------------------------------------------------------


----------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."

 15

Fee table
--------------------------------------------------------------------------------


IF YOU ELECT A VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a Variable Immediate Annuity payout option, the expenses shown in the example would, in each case, be increased by $4.34 based on the average amount applied to annuity payout options in 1999. See "Annuity administrative fee" in "Charges and expenses."



CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 1999.

16
Contract features and benefits

1
CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum initial contribution of $25,000 for you to purchase a contract. You may make additional contributions of at least $1,000 each, subject to limitations noted below. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.

------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
CONTRACT        FOR ANNUITANT                                                   LIMITATIONS ON
 TYPE            ISSUE AGES       SOURCE OF CONTRIBUTIONS                       CONTRIBUTIONS
 NQ             0 through 85    o After-tax money.                             o No additional contributions after
                                                                                 age 86.
                                o Paid to us by check or transfer of contract
                                  value in a tax-deferred exchange under Section
                                  1035 of the Internal Revenue Code.

 Rollover IRA   20 through 85   o Rollovers from a qualified plan.             o No rollover or direct transfer
                                                                                 contributions after age 86.
                                o Rollovers from a TSA.
                                                                               o Contributions after age 70 1/2 must be
                                o Rollovers from another traditional             net of required minimum distributions.
                                  individual retirement arrangement.
                                                                               o Regular IRA contributions limited to
                                o Direct custodian-to-custodian transfers        $2,000 per year.
                                  from another traditional individual
                                  retirement arrangement.                      o Although we accept regular contributions  under the
                                                                                 Rollover IRA contracts, we intend that this
                                o Regular IRA contributions                      contract be used for rollover and direct transfer
                                                                                 contributions. Please refer to "Withdrawals,
                                                                                 payments and  transfers of funds out of traditional
                                                                                 IRAs" in "Tax information" for a discussion of
                                                                                 conduit IRAs.
-----------------------------------------------------------------------------------------------------------------------

                                                                             17
                                                 Contract features and benefits
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                   AVAILABLE
CONTRACT           FOR ANNUITANT                                              LIMITATIONS ON
TYPE               ISSUE AGES       SOURCE OF CONTRIBUTIONS                   CONTRIBUTIONS
 Roth Conversion   20 through 85   o Rollovers from another Roth IRA.         o No additional rollover or direct transfer
 IRA                                                                            contributions after age 86.
                                   o Conversion rollovers from a traditional
                                     IRA.                                     o Conversion rollovers after age 70 1/2
                                                                                must be net of required minimum
                                   o Direct transfers from another Roth IRA.    distributions for the traditional IRA you are
                                                                                rolling over.
                                                                              o You cannot roll over funds from a traditional
                                                                                IRA if your adjusted gross income is $100,000
                                                                                or more.
                                                                              o Regular contributions are not permitted.
                                                                              o Only rollover and direct transfer contributions
                                                                                are permitted.

 Rollover TSA      20 through 85   o Rollovers from another TSA contract or   o No additional rollover or direct transfer
                                     arrangement.                               contributions after age 86.
                                   o Rollovers from a traditional IRA which   o Contributions after age 70 1/2 must be
                                     was a "conduit" for TSA funds              net of required minimum distributions.
                                     previously rolled over.                  o Employer-remitted contributions are
                                   o Direct transfers from another contract     not permitted.
                                     or arrangement under Section 403(b)
                                     of the Internal Revenue Code,
                                     complying with IRS Revenue Ruling
                                     90-24.

 QP                20 through 75   o Only transfer contributions from an      o Regular ongoing payroll contributions
                                     existing qualified plan trust as a           are not permitted.
                                     change of investment vehicle under the   o Only one additional contribution may
                                     plan.                                        be made during a contract year.
                                   o The plan must be qualified under         o No additional transfer contributions
                                     Section 401(a) of the Internal Revenue       after age 76.
                                     Code.
                                                                              o For defined benefit plans, employee
                                   o For 401(k) plans, transferred              contributions are not permitted.
                                     contributions may only include
                                     employee pre-tax contributions.          o Contributions after age 70 1/2 must be
                                                                                net of any required minimum distributions.

Please refer to Appendix II for a discussion of purchase considerations of QP contracts.
---------------------------------------------------------------------------------------------------------------------------


See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same

18
Contract features and benefits
--------------------------------------------------------------------------------


annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this prospectus.

                                                                             19
                                                 Contract features and benefits
 -------------------------------------------------------------------------------

 OWNER AND ANNUITANT REQUIREMENTS

 Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.


 Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person.


 Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II for more information on QP contracts.

 -----------------------------------------------------------------------------


 A "participant" is an individual who is currently, or was formerly, participating in an eligible employer's QP or TSA plan.


 -----------------------------------------------------------------------------

 HOW YOU CAN MAKE YOUR CONTRIBUTIONS

 Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


 For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this prospectus.


 Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the registered representative submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

 -----------------------------------------------------------------------------


 Our "business day" is any day the New York Stock Exchange is open for trading and generally ends at 4:00 p.m. Eastern Time. We may, however, close due to emergency conditions.


 -----------------------------------------------------------------------------

 SECTION 1035 EXCHANGES

 You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator Select NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

 WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

 Your investment options are the variable investment options and the fixed maturity options.

 VARIABLE INVESTMENT OPTIONS


 Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and their advisers.

 -----------------------------------------------------------------------------


 You can choose from among the variable investment options.

 -----------------------------------------------------------------------------

20
Contract features and benefits
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                               PORTFOLIOS OF EQ ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                    OBJECTIVE                                         ADVISER
--------------------------------- ------------------------------------------------- -----------------------------------------
 EQ/Aggressive Stock              Long-term growth of capital                       Alliance Capital Management L.P.,
                                                                                    Massachusetts Financial Services Company

 Alliance Common Stock            Long-term growth of capital and increasing        Alliance Capital Management L.P.
                                  income

 Alliance High Yield              High return by maximizing current income          Alliance Capital Management L.P.
                                  and, to the extent consistent with that
                                  objective, capital appreciation

 Alliance Money Market            High level of current income while preserving     Alliance Capital Management L.P.
                                  assets and maintaining liquidity

 EQ/Alliance Premier Growth       Long-term growth of capital                       Alliance Capital Management L.P.

 Alliance Small Cap Growth        Long-term growth of capital                       Alliance Capital Management L.P.

 EQ/Alliance Technology           Long-term growth of capital                       Alliance Capital Management L.P.

 BT Equity 500 Index              Replicate as closely as possible (before          Bankers Trust Company
                                  deduction of portfolio expenses) the total
                                  return of the Standard & Poor's 500
                                  Composite Stock Price Index

 BT Small Company Index           Replicate as closely as possible (before          Bankers Trust Company
                                  deduction of portfolio expenses) the total
                                  return of the Russell 2000 Index

 BT International Equity Index    Replicate as closely as possible (before          Bankers Trust Company
                                  deduction of portfolio expenses) the total
                                  return of the Morgan Stanley Capital
                                  International Europe, Australia, Far East Index

 Capital Guardian International   Long-term growth of capital by investing          Capital Guardian Trust Company
                                  primarily in non-United States equity
                                  securities

 Capital Guardian Research        Long-term growth of capital                       Capital Guardian Trust Company

 Capital Guardian U.S. Equity     Long-term growth of capital                       Capital Guardian Trust Company

 J.P. Morgan Core Bond            High total return consistent with moderate risk   J.P. Morgan Investment Management Inc.
                                  of capital and maintenance of liquidity
-----------------------------------------------------------------------------------------------------------------------------

                                                                             21
                                                 Contract features and benefits
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                      PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME               OBJECTIVE                                         ADVISER
--------------------------   -----------------------------------------------   -----------------------------------------
 Lazard Large Cap Value      Capital appreciation                              Lazard Asset Management

 Lazard Small Cap Value      Capital appreciation                              Lazard Asset Management

 MFS Emerging Growth         Long-term capital growth                          Massachusetts Financial Services Company
  Companies

 MFS Growth with Income      Reasonable current income and long-term           Massachusetts Financial Services Company
                             growth of capital and income

 MFS Research                Long-term growth of capital and future income     Massachusetts Financial Services Company

 Morgan Stanley Emerging     Long-term capital appreciation                    Morgan Stanley Asset Management
  Markets Equity

 EQ/Putnam Growth            Capital growth, current income is a secondary     Putnam Investment Management, Inc.
  & Income Value             objective

 EQ/Putnam International     Capital appreciation                              Putnam Investment Management, Inc.
  Equity

 EQ/Putnam Investors         Long-term growth of capital and any increased     Putnam Investment Management, Inc.
  Growth                     income that results from this growth
------------------------------------------------------------------------------------------------------------------------


Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

FIXED MATURITY OPTIONS


We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.


Fixed maturity options range from one to ten years to maturity.



The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this prospectus in "More information."


On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that

22
Contract features and benefits
--------------------------------------------------------------------------------

 fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."


 FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2001 through 2010. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.


 We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

 o the fixed maturity option's maturity date is within the current calendar year; or


 o  the rate to maturity is 3% or less.


 YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

 (a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

 (b)        withdraw the maturity value.

 If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

 MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

 (a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

 (b)        the length of time remaining until the maturity date.

 In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.


 We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix III of this prospectus provides an example of how the market value adjustment is calculated.


 ALLOCATING YOUR CONTRIBUTIONS

 You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance, or dollar cost averaging.

23
Contract features and benefits
--------------------------------------------------------------------------------

 SELF-DIRECTED ALLOCATION

 You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

 PRINCIPAL ASSURANCE ALLOCATION

 Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.


 For example, if your initial contribution is $10,000, and on March 15, 2000 you chose the fixed maturity option with a maturity date of February 15, 2010, since the rate to maturity was 5.98% on March 15, 2000, we would have allocated $5,618.00 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.


 The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, QP, or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds are sufficient to meet your required minimum distributions. See "Tax information."


 You may not elect principal assurance if the special dollar cost averaging program is in effect.


 DOLLAR COST AVERAGING

 We offer two dollar cost averaging programs. Each program allows you to gradually transfer amounts from the Alliance Money Market option to the other variable investment options by periodically transferring approximately the same dollar amount to the other variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

 -----------------------------------------------------------------------------

 Units measure your value in each variable investment option.

 ----------------------------------------------------------------------------

 SPECIAL DOLLAR COST AVERAGING PROGRAM. You may dollar cost average from the Alliance Money Market option into any of the other variable investment options. You must allocate your entire initial contribution into the Alliance Money Market option. We will transfer your value in the Alliance Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. The transfer date will be the same day of the month as the contract date, but not later than the 28th. All amounts will be transferred out by the end of the first contract year or such other period we may offer. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the Alliance Money Market option. You may not allocate additional contributions to the Alliance Money Market option under this program.

 The only amounts that should be transferred from the Alliance Money Market option are your regularly scheduled monthly transfers to the other variable investment options. If you request to transfer or withdraw any other amounts, we will transfer all of the value that you have remaining in the Alliance Money Market option to the other investment options according to the allocation percentages we have on

24
Contract features and benefits
--------------------------------------------------------------------------------

 file for you. As a result, you will no longer be able to participate in the special dollar cost averaging program. You may also ask us to cancel your participation at any time.

 GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

 The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

 If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

                   ----------------------------------------

 You may not elect dollar cost averaging or special dollar cost averaging if you are participating in the rebalancing program. See "Transferring your money among investment options."



YOUR BENEFIT BASE


 The benefit base is used to calculate the guaranteed minimum income benefit and the 5% roll up to age 80 guaranteed minimum death benefit. See "Our baseBUILDER option" and "Guaranteed minimum death benefit" below. The benefit base is equal to:


o   your initial contribution and any additional contributions to the contract;
    plus


o   daily interest; less


o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money"); less

o a deduction for any withdrawal charge remaining when you exercise your guaranteed minimum income benefit; and less

o a deduction for any outstanding loan plus accrued interest on the date that you exercise your guaranteed minimum income benefit (applies to Rollover TSA only).

 The effective annual interest rate credited to the benefit base is:

o 5% for the benefit base with respect to the variable investment options (other than the Alliance Money Market option), and the account for special dollar cost averaging; and

o 3% for the benefit base with respect to the Alliance Money Market option, the fixed maturity options and the loan reserve account.

    No interest is credited after the annuitant is age 80.

   -----------------------------------------------------------------------------
    Your benefit base is not an account value or a cash value.
   -----------------------------------------------------------------------------

 ANNUITY PURCHASE FACTORS

 Annuity purchase factors are the factors applied to determine your periodic payments under the guaranteed minimum income benefit and annuity payout options. The guaranteed minimum income benefit is discussed in "Our baseBUILDER option" and annuity payout options are discussed in "Accessing your money" later in this prospectus. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest

                                                                             25
                                                 Contract features and benefits
--------------------------------------------------------------------------------

 rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.

 OUR BASEBUILDER OPTION

 The baseBUILDER option offers you a guaranteed minimum income benefit combined with the guaranteed minimum death benefit available under the contract. The baseBUILDER benefit is available if the annuitant is between the ages of 20 and 75 at the time the contract is issued. There is an additional charge for the baseBUILDER benefit which is described under "baseBUILDER benefit charge" in "Charges and expenses."


 The guaranteed minimum income benefit component of baseBUILDER is described below. Whether you elect baseBUILDER or not, the guaranteed minimum death benefit is provided under the contract. The guaranteed minimum death benefit is described under "Guaranteed minimum death benefit." baseBUILDER is currently not available in some states. Please ask your registered representative if baseBUILDER is available in your state.

 The guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or an Income Manager level payment life with a period certain payout option, subject to state availability (for contracts issued in Oregon, only the Income Manager life with a period certain payout annuity contract is available). You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your guaranteed minimum income benefit. The maximum period certain available under the Income Manager payout option is 10 years. This period may be shorter, depending on the annuitant's age when you exercise your guaranteed minimum income benefit and the type of contract you own. We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this prospectus.


 -----------------------------------------------------------------------------
 The guaranteed minimum income benefit, which is also known as a living benefit, should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.
 -----------------------------------------------------------------------------

 When you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive under the life annuity payout option will be the greater of (i) your guaranteed minimum income benefit which is calculated by applying your benefit base at guaranteed annuity purchase factors, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors.


 When you elect to receive annual lifetime income, your contract will terminate and you will receive an annuity payout option. You will begin receiving payments one payment period after the annuity payout option is issued. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death. There is no continuation of benefits following the annuitant's (or joint annuitant's, if applicable) death.

 Before you elect baseBUILDER, you should consider the fact that the guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

 You should also consider that the guaranteed annuity purchase factors we use to determine your Income Manager benefit under baseBUILDER are more conservative than the guaranteed annuity purchase factors we use for the Income Manager payout annuity option. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the baseBUILDER Income Manager will be smaller than each periodic payment under the Income Manager payout annuity option.

26
Contract features and benefits
--------------------------------------------------------------------------------


 ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT

 The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of March 1, 2000, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the Alliance Money Market option or the fixed maturity options.


-------------------------------------------------------------------
                                     GUARANTEED MINIMUM
      CONTRACT DATE            INCOME BENEFIT - ANNUAL INCOME
 ANNIVERSARY AT EXERCISE            PAYABLE FOR LIFE
-------------------------------------------------------------------
            10                            $10,816
            15                            $16,132
-------------------------------------------------------------------

 EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT.

 On each contract date anniversary that you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract anniversary. You may notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit. You will begin receiving payments one payment period after the annuity payout contract is issued.


 You (or the successor annuitant/owner, if applicable) will be eligible to exercise the guaranteed minimum income benefit as follows:

 o If the annuitant was at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.


 o If the annuitant was at least age 45 and no older than age 49 (age 53 in Oregon) when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

 o If the annuitant was at least age 50 (age 54 in Oregon) and no older than age 75 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th (7th in Oregon) contract date anniversary.


 Please note:


 (i) the latest date you may exercise the guaranteed minimum income benefit is the contract date anniversary following the annuitant's 85th (83rd in Oregon) birthday; and

 (ii) if the annuitant was age 75 when the contract was issued, the only time you may exercise the guaranteed minimum income benefit is within 30 days following the first (in Oregon, the first and second contract date anniversary) contract date anniversary that it becomes available;

 (iii) if the annuitant was older than age 60 (63 in Oregon) at the time an IRA, QP or Rollover TSA contract was issued, the baseBUILDER may not be an appropriate feature because the minimum distributions required by tax law must begin before the guaranteed minimum income benefit can be exercised; and

 (iv) for QP and Rollover TSA contracts, if you are eligible to exercise your guaranteed minimum income benefit, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.


 GUARANTEED MINIMUM DEATH BENEFIT

 A guaranteed minimum death benefit is provided as part of the baseBUILDER benefit. A guaranteed minimum death benefit is also provided under your contract even if you don't elect baseBUILDER. In this case, the baseBUILDER benefit charge does not apply.

                                                                             27
                                                 Contract features and benefits
--------------------------------------------------------------------------------


 GUARANTEED MINIMUM DEATH BENEFIT APPLICABLE FOR ANNUITANT AGES 0 THROUGH 79 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 79 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, AND ROLLOVER TSA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS.

 You must elect either the "5% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract. Once you have made your election, you may not change it.

 5% ROLL UP TO AGE 80. The guaranteed minimum death benefit is equal to the benefit base described earlier in"Your benefit base."

 ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equals your initial contribution. Then, on each contract date anniversary, we will determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down. If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options.

 If you take a withdrawal from your contract, we will reduce your guaranteed minimum death benefit on the date you take the withdrawal.

 GUARANTEED MINIMUM DEATH BENEFIT APPLICABLE FOR ANNUITANT AGES 80 THROUGH 85 AT ISSUE OF NQ, ROLLOVER IRA, ROTH CONVERSION IRA AND ROLLOVER TSA CONTRACTS.

 On the contract date, your guaranteed minimum death benefit equals your initial contribution. Thereafter, it will be increased by the dollar amount of any additional contributions. We will reduce your guaranteed minimum death benefit if you take any withdrawals.


                   ----------------------------------------

 Please see "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" for information on how withdrawals affect your guaranteed minimum death benefit.


 See Appendix IV for an example of how we calculate the guaranteed minimum death benefit.

 YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


 If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.

 Generally, your refund will equal your account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), and (ii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i) or (ii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


 We may require that you wait six months before you may apply for a contract with us again if:

 o  you cancel your contract during the free look period; or

 o you change your mind before you receive your contract whether we have received your contribution or not.

 Please see "Tax information" for possible consequences of cancelling your contract.


 In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth

28
Contract features and benefits
--------------------------------------------------------------------------------

 Conversion IRA contract, you may cancel your Roth Conversion IRA contract and return to a Rollover IRA contract. Our processing office, or your registered representative, can provide you with the cancellation instructions.

                                                                             29
                                              Determining your contract's value


2
DETERMINING YOUR CONTRACT'S VALUE
--------------------------------------------------------------------------------


 YOUR ACCOUNT VALUE AND CASH VALUE

 Your "account value" is the total of the: (i) values you have in the variable investment options; (ii) market adjusted amounts in the fixed maturity options; and (iii) value you have in the loan reserve account (applicable to Rollover TSA contracts only). These amounts are subject to certain fees and charges discussed under "Charges and expenses."

 Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money."


 YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

 Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.


 The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

 (i)        mortality and expense;

 (ii)       administrative expenses; and

 (iii)      distribution charges.

 On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

 (i)        increased to reflect additional contributions;

 (ii)       decreased to reflect a withdrawal;

 (iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

 (iv) decreased to reflect a transfer of your loan amount to the loan reserve account under a Rollover TSA contract.

 In addition, when we deduct the baseBUILDER benefit charge, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.



 YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

 Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

30
Transferring your money among investment options


3
TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------

 TRANSFERRING YOUR ACCOUNT VALUE

 At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:


 o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3% or less.


 o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

 o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.


 You may request a transfer in writing or by telephone using TOPS. (We anticipate that transfers will be available online by using EQ Access by the end of 2000.) You must send in all written transfer requests directly to our processing office. Transfer requests should specify:


 (1) the contract number,

 (2) the dollar amounts or percentages of your current account value to be transferred, and


 (3) the investment options to and from which you are transferring.


     We will confirm all transfers in writing.


 MARKET TIMING

 You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying mutual fund portfolio. Market timing strategies are disruptive to the underlying mutual fund portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.


 REBALANCING YOUR ACCOUNT VALUE

 We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

 (a) the percentage you want invested in each variable investment option (whole percentages only), and

 (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

 While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

 -----------------------------------------------------------------------------


 Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your registered representative or other registered representative before electing the program.


   -----------------------------------------------------------------------------


 You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested; the rebalancing program will remain in effect unless you request that it be canceled in writing.

                                                                             31
                               Transferring your money among investment options
--------------------------------------------------------------------------------


 You may not elect the rebalancing program if you are participating in the dollar cost averaging or special dollar cost averaging program.

32
Accessing your money


4
ACCESSING YOUR MONEY
--------------------------------------------------------------------------------

 WITHDRAWING YOUR ACCOUNT VALUE

 You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."


 -------------------------------------------------------------------------------
                              METHOD OF WITHDRAWAL
 -------------------------------------------------------------------------------
                                              SUBSTANTIALLY        MINIMUM
 CONTRACT       LUMP SUM      SYSTEMATIC          EQUAL         DISTRIBUTION
 -------------------------------------------------------------------------------
 NQ               Yes           Yes             No                 No
 Rollover IRA     Yes           Yes             Yes                Yes
 Roth
  Conversion

  IRA             Yes           Yes             Yes                No
 QP               Yes           No              No                 Yes
 Rollover
  TSA*            Yes           No              No                 Yes
 -------------------------------------------------------------------------------



 * For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax Sheltered Annuity contracts (TSAs)" in "Tax information."


 LUMP SUM WITHDRAWALS
 (All contracts)


 You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $300. If you request to withdraw more than 90% of a contract's current cash value we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.


 Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

 SYSTEMATIC WITHDRAWALS
 (NQ, Rollover IRA, and Roth Conversion IRA contracts only)

 You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

 You may take systematic withdrawals on a monthly, quarterly, or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly, and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

 We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.


 You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.


 You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

 SUBSTANTIALLY EQUAL WITHDRAWALS
 (Rollover IRA and Roth Conversion IRA contracts only)


 The substantially equal withdrawals option allows you to receive distributions from your account value without triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until after the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

                                                                             33
                                                           Accessing your money
--------------------------------------------------------------------------------

 You may elect to take substantially equal withdrawals at any time before age 59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly, or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

 MINIMUM DISTRIBUTION WITHDRAWALS
 (Rollover IRA, QP, and Rollover TSA contracts only - See "Tax information")


 We offer the minimum distribution withdrawal option to help you meet lifetime required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.


 We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

 Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

   -----------------------------------------------------------------------------


 For Rollover IRA, QP, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).


   -----------------------------------------------------------------------------


 HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


 Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply to withdrawals from the fixed maturity options.


 HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

 Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:


 INCOME BENEFIT AND DEATH BENEFIT

 5% roll up to age 80 - If you elect the 5% roll up to age 80 guaranteed minimum death benefit, your benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your benefit base on a pro rata basis.

 The timing of your withdrawals and whether they exceed the 5% threshold described above can have significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

 Annual ratchet to age 80 - If you elect the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will always reduce your benefit base and current guaranteed minimum death benefit on a pro rata basis.

34
Accessing your money
--------------------------------------------------------------------------------


 Annuitant issue ages 80 through 85 - If your contract was issued when the annuitant was between ages 80 and 85, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.


                   ----------------------------------------

 Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).


 LOANS UNDER ROLLOVER TSA CONTRACTS

 You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

 You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

 We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

 (1) the date annuity payments begin,

 (2) the date the contract terminates, and

 (3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

 Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

 LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

 We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

 SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

 You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may

                                                                             35
                                                           Accessing your money
--------------------------------------------------------------------------------

 have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

 You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information."


 WHEN TO EXPECT PAYMENTS

 Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

 (1) the New York Stock Exchange is closed or restricts trading,

 (2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

 (3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.


 We can defer payment of any portion of your value in the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.


 All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


 YOUR ANNUITY PAYOUT OPTIONS

 Equitable Accumulator Select offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments.

 You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue. In addition, if you are exercising your guaranteed minimum income benefit under baseBUILDER, your choice of payout options are those that are available under baseBUILDER (see "Our baseBUILDER option").



 ---------------------------------------------------------------
 Fixed annuity payout options     Life annuity
                                  Life annuity with period
                                   certain
                                  Life annuity with refund
                                     certain

                                  Period certain annuity

 Variable Immediate Annuity       Life annuity
   payout options                 Life annuity with period
                                     certain

 Income Manager payout            Life annuity with period
   options (available for          certain
   annuitants age 83 or less      Period certain annuity
   at contract issue)
 ---------------------------------------------------------------


 o  Life annuity: An annuity that guarantees payments for the rest of the
    -------------
    annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

 o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you



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36
Accessing your money
--------------------------------------------------------------------------------


    do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

 o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

 o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

 The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your registered representative can provide details.

 FIXED ANNUITY PAYOUT OPTIONS

 With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

 VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

 Variable Immediate Annuities are described in a separate prospectus that is available from your registered representative. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

 Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

 INCOME MANAGER PAYOUT OPTIONS

 The Income Manager payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an illustration of the Income Manager payout annuity contract from your registered representative. Income Manager payout options are described in a separate prospectus that is available from your registered representative. Before you select an Income Manager payout option, you should read the prospectus which contains important information that you should know.

 Both Income Manager payout options provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only).

 For QP and Rollover TSA contracts, if you want to elect an Income Manager payout option, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.

 You may choose to apply only part of the account value of your Equitable Accumulator Select contract to an Income Manager payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Equitable Accumulator Select. For the tax consequences of withdrawals, see "Tax information."



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                                                                             37
                                                           Accessing your money
--------------------------------------------------------------------------------


 Depending upon your circumstances, the purchase of an Income Manager contract may be done on a tax-free basis. Please consult your tax adviser.

 THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

 The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any market value adjustments.

 If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.


 SELECTING AN ANNUITY PAYOUT OPTION


 When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin unless you are applying only some of your account value to an Income Manager contract. The contract owner and annuitant must meet the issue age and payment requirements.

 You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Equitable Accumulator Select contract date. Except with respect to the Income Manager annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

 Before the last date by which your annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals (subject to a market value adjustment) if an Income Manager payout option is chosen.

 The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier.

 In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

 If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

38
Charges and expenses


5
CHARGES AND EXPENSES

--------------------------------------------------------------------------------

 CHARGES THAT EQUITABLE LIFE DEDUCTS

 We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:


 o  a mortality and expense risks charge

 o  an administrative charge

 o  a distribution charge


 We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:


 o if you elect the optional benefit a charge for the optional baseBUILDER benefit.

 o at the time annuity payments are to begin - charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.


 More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.


 To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.


 MORTALITY AND EXPENSE RISKS CHARGE

 We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

 The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

 ADMINISTRATIVE CHARGE

 We deduct a daily charge from the net assets in each variable investment option to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

 DISTRIBUTION CHARGE

 We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option.

 baseBUILDER BENEFIT CHARGE


 If you elect the baseBUILDER, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches 85 (83 in Oregon), whichever occurs first. The charge is equal to 0.30% of the benefit base in effect on the contract date anniversary.


 We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

                                                                             39
                                                           Charges and expenses
--------------------------------------------------------------------------------

 CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


 We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

 VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

 We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option.


 CHARGES THAT EQ ADVISORS TRUST DEDUCTS

 EQ Advisors Trust deducts charges for the following types of fees and expenses:


 o  management fees ranging from 0.25% to 1.15%.


 o  12b-1 fees of 0.25%.


 o operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

 o  investment-related expenses, such as brokerage commissions.


 These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.

 GROUP OR SPONSORED ARRANGEMENTS

 For certain group or sponsored arrangements, we may reduce the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit, or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Rollover IRA and Roth Conversion IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

 Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

 We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

 We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

 Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

40
Payment of death benefit


6
PAYMENT OF DEATH BENEFIT
--------------------------------------------------------------------------------

 YOUR BENEFICIARY AND PAYMENT OF BENEFIT


 You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee.

 The death benefit is equal to your account value, or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the baseBUILDER benefit or not. We determine the amount of the death benefit (other than the guaranteed minimum death benefit) as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. We determine the amount of the guaranteed minimum death benefit as of the date of the annuitant's death. Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.


 EFFECT OF THE ANNUITANT'S DEATH

 If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.


 Generally, the death of the annuitant terminates the contract. However, a beneficiary spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant can only be named under NQ and IRA contracts.

 For IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.


 WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT


 Under certain conditions the owner changes after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive this death benefit upon the annuitant's death will automatically become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.


 Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:


 o The cash value of the contract must be fully paid to the successor owner (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

 o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).



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41
Payment of death benefit
--------------------------------------------------------------------------------


 If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.


 HOW DEATH BENEFIT PAYMENT IS MADE


 We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.


 SUCCESSOR OWNER AND ANNUITANT

 If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.


 If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current guaranteed minimum death benefit, if it is higher than the account value. The increase in the account value will be allocated to the investment option according to the allocation percentages we have on file for your contract. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

 BENEFICIARY CONTINUATION OPTION

 Upon your death under an IRA contract, a beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. In order to elect this option, the beneficiary must be an individual. Certain trusts with only individual beneficiaries will be treated as individuals. This election must be made within 60 days following the date we receive proof of your death. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. Except as noted in the next sentence, the beneficiary continuation option will be available on or after May 1, 2000 depending on when we receive regulatory clearance in your state. For Rollover IRA contracts, a similar beneficiary continuation option will be available until the beneficiary continuation option described in this prospectus is available. Please contact our processing office for further information.

 Under the beneficiary continuation option:

 o  the contract continues in your name for the benefit of your beneficiary.

 o the beneficiary may make transfers among the investment options but no additional contributions will be permitted.

 o the guaranteed minimum income benefit and the death benefit (including the guaranteed minimum death benefit) provisions will no longer be in effect.

 o the beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $300.

 o upon the death of the beneficiary, any remaining death benefit will be paid in a lump sum to the person the beneficiary chooses.

 For traditional IRA contracts only, if you die AFTER the "Required Beginning Date" for required minimum distributions (see "Tax information"), the contract will continue if:

 (a) you were receiving minimum distribution withdrawals from this contract; and

 (b) the pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.



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42
Payment of death benefit
--------------------------------------------------------------------------------


 The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available. You should contact our processing office for further information.

 For both kinds of IRA contracts, if you die BEFORE the Required Beginning Date (and, for a traditional IRA, therefore you were not taking minimum distribution withdrawals under the contract) the beneficiary may choose one of the following two beneficiary continuation options:

 1. Payments over life expectancy period. The beneficiary can receive annual minimum distributions based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. These minimum distributions must begin by December 31st of the calendar year following the year of your death. In some situations, a surviving spouse beneficiary who elects to continue the contract in your name under the beneficiary continuation option instead of electing successor owner/annuitant status may also choose to delay beginning the minimum distributions until the December 31st of the calendar year in which you would have turned age 70 1/2.

 2. Five Year Rule. The beneficiary can take withdrawals as desired. If the beneficiary does not withdraw the entire account value by the December 31st of the fifth calendar year following your death, we will pay any amounts remaining under the contract to the beneficiary by that date. If you have more than one beneficiary, and one of them elects this option, then all of your beneficiaries will receive this option.

                                                                             43
                                                                Tax information

7
TAX INFORMATION
--------------------------------------------------------------------------------

 OVERVIEW

 In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator Select contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.

 Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

 We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

 If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover
 TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

 TRANSFERS AMONG INVESTMENT OPTIONS


 You can make transfers among investment options inside the contract without triggering taxable income.


 TAXATION OF NONQUALIFIED ANNUITIES


 CONTRIBUTIONS

 You may not deduct the amount of your contributions to a nonqualified annuity contract.

 CONTRACT EARNINGS

 Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

 o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

 o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

 o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

 o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

 All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

 ANNUITY PAYMENTS

 Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

 For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out

44
Tax information
--------------------------------------------------------------------------------


 of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.


 Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

 PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

 If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

 CONTRACTS PURCHASED THROUGH EXCHANGES

 You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

 o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

 o the owner and the annuitant are the same under the source contract and the Equitable Accumulator Select NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

 The tax basis of the source contract carries over to the Equitable Accumulator Select NQ contract.


 A recent case permitted an owner to direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between carriers, and provision of cost basis information may be required to process this type of an exchange.


 SURRENDERS

 If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

 DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

 For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

 EARLY DISTRIBUTION PENALTY TAX

 If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

 o  on or after your death; or

 o  because you are disabled (special federal income tax definition); or

 o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.


 OTHER INFORMATION

 The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the portfolio shares attributable to your nonqualified annuity contract. In that case, income and gains attributable to such portfolio shares would be included in your gross income for federal income



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                                                                             45
                                                                Tax information
--------------------------------------------------------------------------------


 tax purposes. Under current rules, however, we believe that Equitable Life, and not the owner of a nonqualified annuity contract, would be considered the owner of the portfolio shares.

 SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO


 Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

 INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

 GENERAL

 "IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

 There are two basic types of IRAs, as follows:

 o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

 o  Roth IRAs, first available in 1998, funded on an after-tax basis.

 Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.


 You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http:// www.irs.gov).


 Equitable Life designs its traditional contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA ("Rollover IRA") or Roth IRA ("Roth Conversion IRA"). This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.


 The Equitable Accumulator Select IRA contract has been approved by the IRS as to form for use as a traditional IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator Select IRA contract. Although we do not have IRS approval as to form, we believe that the version of the Roth IRA currently offered complies with the requirements of the Internal Revenue Code.


 CANCELLATION

 You can cancel an Equitable Accumulator Select IRA contract by following the directions under "Your right to cancel


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 within a certain number of days" in "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Select Roth Conversion IRA contract issued as a result of a full conversion of an Equitable
 Accumulator Select Rollover IRA contract by following the instructions in the request for full conversion form. The form is available from our processing office or your registered representative. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


 TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

 CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:


 o  regular contributions out of earned income or compensation; or


 o  tax-free "rollover" contributions; or


 o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

 REGULAR CONTRIBUTION TO TRADITIONAL IRAS

 LIMITS ON CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

 SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

 DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

 IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $2,000 or, if less, your earned income.

 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your traditional IRAs.

 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER



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 FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.

 If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with the AGI between $32,000 and $42,000 in 2000. This range will increase every year until 2005 when the range is $50,000-$60,000.

 If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $52,000 and $62,000 in 2000. This range will increase every year until 2007 when the range is $80,000-$100,000.

 Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

 To determine the deductible amount of the contribution in 2000, you determine AGI and subtract $32,000 if you are single, or $52,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:

     ($10,000-excess AGI)  times $2,000 (or earned     Equals the adjusted
     ---------------------                                     deductible
     divided by $10,000    x     income, if less)       =     contribution
                                                                 limit


 NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

 If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

 WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.


 ROLLOVERS AND TRANSFERS

 Rollover contributions may be made to a traditional IRA from these sources:

 o  qualified plans;

 o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

 o  other traditional IRAs.

 Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

 ROLLOVERS FROM QUALIFIED PLANS OR TSAS

 There are two ways to do rollovers:


 o  do it yourself


 You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after


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    the date you receive the funds. The distribution from your qualified plan or
    TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.


 o  direct rollover


    You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

 All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

 o  only after-tax contributions you made to the plan; or

 o "required minimum distributions" after age 70 1/2 or separation from service; or

 o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

 o  a hardship withdrawal; or

 o substantially equal periodic payments made for a specified period of 10 years or more; or

 o  corrective distributions that fit specified technical tax rules; or

 o  loans that are treated as distributions; or

 o  a death benefit payment to a beneficiary who is not your surviving spouse;
    or

 o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

 ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

 You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

 The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.


 EXCESS CONTRIBUTIONS

 Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

 o  regular contributions of more than $2,000; or

 o regular contributions of more than earned income for the year, if that amount is under $2,000; or

 o  regular contributions to a traditional IRA made after you reach age 70
    1/2; or

 o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

 You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.



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 Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

 (1) the rollover was from a qualified retirement plan to a traditional IRA;

 (2) the excess contribution was due to incorrect information that the plan provided; and

 (3) you took no tax deduction for the excess contribution.

 RECHARACTERIZATIONS

 Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.



 WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

 NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

 TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

 If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

 In addition, a distribution is not taxable if:

 o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

 o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

 o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

   o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan; and

   o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

 Similar rules apply in the case of a TSA.

 However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.


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 Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available to certain distributions from qualified plans.


 REQUIRED MINIMUM DISTRIBUTIONS

 LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

 WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year
 - the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

 HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions - "account-based" or "annuity-based."

 Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

 You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

 You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

 Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

 DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

 WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the


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 options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

 WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

 WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

 WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

 If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

 SUCCESSOR ANNUITANT AND OWNER

 If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

 PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

 IRA death benefits are taxed the same as IRA distributions.

 BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

 You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

 EARLY DISTRIBUTION PENALTY TAX

 A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

 o  on or after your death; or

 o  because you are disabled (special federal income tax definition); or

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 o  used to pay certain extraordinary medical expenses (special federal income tax definition); or

 o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

 o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

 o used to pay certain higher education expenses (special federal income tax definition); or

 o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


 To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under this option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.


 ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

 This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

 The Equitable Accumulator Select Roth Conversion IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

 CONTRIBUTIONS TO ROTH IRAS


 Individuals may make three different types of contributions to a Roth IRA:


 o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

 o  tax-free rollover contributions from other Roth IRAs; or


 o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

 Since we only permit direct transfer and rollover contributions under the Equitable Accumulator Select Roth Conversion IRA contract, we do not discuss regular after-tax contributions here.

 If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

 ROLLOVERS AND DIRECT TRANSFERS


 WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

 o  another Roth IRA ("tax-free rollover contribution"); or

 o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable conversion rollover ("conversion contribution").

 You may not make contributions to a Roth IRA from a qualified plan under
 Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue




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 Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

 The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
 IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

 You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

 The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

 CONVERSION CONTRIBUTIONS TO ROTH IRAS


 In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA - whether or not it is the traditional IRA you are converting - a pro rata portion of the distribution is tax free.


 There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

 You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your adjusted gross income is calculated without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

 Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
 70 1/2.

 WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

 NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

 DISTRIBUTIONS FROM ROTH IRAS

 Distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also distributions.

 The following distributions from Roth IRAs are free of income tax:


 o  rollover from a Roth IRA to another Roth IRA;



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 o  Direct transfer from a Roth IRA to another Roth IRA;

 o  Qualified distribution from a Roth IRA; and

 o  Return of excess contributions or amounts recharacterized to a traditional
    IRA.

 QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

 o  you reach age 59 1/2; or

 o  you die; or

 o  you become disabled (special federal income tax definition); or

 o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

 You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable- year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

 NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

 You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

 Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

 REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

 Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.

 PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

 Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

 BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

 Same as traditional IRA.


 EXCESS CONTRIBUTIONS


Generally the same as traditional IRA.


 Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

 You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

 EARLY DISTRIBUTION PENALTY TAX

 Same as traditional IRA.

 For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.


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 SPECIAL RULES FOR NONQUALIFIED CONTRACTS IN QUALIFIED PLANS

 Under QP contracts your plan administrator or trustee notifies you as to tax consequences. See Appendix II.


 TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

 GENERAL

 This section of the prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

  CONTRIBUTIONS TO TSAS

 There are two ways you can make contributions to this Equitable Accumulator Select Rollover TSA contract:

 o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or

 o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

 With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

 If you make a direct transfer, you must fill out our transfer form.

 EMPLOYER-REMITTED CONTRIBUTIONS. The Equitable Accumulator Select Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

 Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

 ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Equitable Accumulator Select Rollover TSA contract from TSAs under
 Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

 o  termination of employment with the employer who provided the TSA funds; or

 o  reaching age 59 1/2 even if you are still employed; or

 o  disability (special federal income tax definition).

 A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

 o you give us acceptable written documentation as to the source of the funds, and

 o the Equitable Accumulator Select contract receiving the funds has provisions at least as restrictive as the source contract.

 Before you transfer funds to an Equitable Accumulator Select Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not


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 need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

 Your contribution to the Equitable Accumulator Select TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

 o  you are or will be at least age 70 1/2 in the current calendar year, and


 o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator Select Rollover TSA.

 This rule applies regardless of whether the source of funds is a:

 o  rollover by check of the proceeds from another TSA; or

 o  direct rollover from another TSA; or

 o  direct transfer under Revenue Ruling 90-24 from another TSA.

 Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy), if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to the Equitable Accumulator Select Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.

 DISTRIBUTIONS FROM TSAS

 GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

 WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:


 o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator Select Rollover TSA; or


 o  you reach age 59 1/2; or

 o  you die; or

 o  you become disabled (special federal income tax definition); or

 o  you take a hardship withdrawal (special federal income tax definition).

 If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

 THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occur:

 (1) the requirements for minimum distribution (discussed under "Required minimum distributions" below) are met; or

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 (2) death; or

 (3) retirement; or

 (4) termination of employment in all Texas public institutions of higher education.

 For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

 TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

 If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

 DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

 ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

 PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

 Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.

 LOANS FROM TSAS

 You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

 Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

 TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the


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 plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:


 o the amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

  (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

  (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.

 o in general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator Select Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

 o all principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.


 The amount borrowed and not repaid may be treated as a distribution if:

 o  the loan does not qualify under the conditions above;

 o  the participant fails to repay the interest or principal when due; or

 o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

 In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

 TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

 You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.

 You may roll over a distribution from a TSA to another TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA.

 The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

 Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

 REQUIRED MINIMUM DISTRIBUTIONS


 Generally the same as traditional IRA with these differences:


 WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:


 o for TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.


 o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age
    70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator Select Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your


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    December 31, 1986 account balance that is being transferred to the Equitable
    Accumulator Select Rollover TSA on the form used to establish the TSA, you do not qualify.

 SPOUSAL CONSENT RULES

 This will only apply to you if you establish your Equitable Accumulator Select Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

 If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

 EARLY DISTRIBUTION PENALTY TAX

 A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

 o  on or after your death; or

 o  because you are disabled (special federal income tax definition); or

 o to pay for certain extraordinary medical expenses (special federal income tax definition); or

 o  if you are separated from service, any form of payout after you are age 55;
    or

 o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

 FEDERAL AND STATE INCOME TAX WITHHOLDING
 AND INFORMATION REPORTING

 We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

 You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

 You should note the following special situations:


 o we might have to withhold and/or report on amounts we pay under a free look or cancellation.

 o we are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.


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 o  we are required to withhold on the gross amount of a distribution from a
    Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.


 Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

 FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

 We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


 Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,880 in periodic annuity payments in 2000, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


 FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

 For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

 You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

 MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

 Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

 o  any after-tax contributions you made to the plan; or

 o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

 o  hardship withdrawals; or

 o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

 o substantially equal periodic payments made for a specified period of 10 years or more; or

 o  corrective distributions that fit specified technical tax rules; or

 o  loans that are treated as distributions; or

 o  a death benefit payment to a beneficiary who is not your surviving spouse;
    or


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 o  a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

 A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.

 IMPACT OF TAXES TO EQUITABLE LIFE

 The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

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 ABOUT OUR SEPARATE ACCOUNT NO. 49

 Each variable investment option is a subaccount of our Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49's operations are accounted for without regard to Equitable Life's other operations.

 Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 49.

 Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

 We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)   to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6)   to restrict or eliminate any voting rights as to Separate Account No. 49;
      and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

 ABOUT EQ ADVISORS TRUST

 EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.


 Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999 EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.)


 EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.


 EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, the portfolio investment objectives, policies, restrictions, risks, expenses, Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust, attached at the end of this prospectus, or in its SAI which is available upon request.


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 ABOUT OUR FIXED MATURITY OPTIONS

 RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

 We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.


 The rates to maturity for new allocations as of March 15, 2000 and the related price per $100 of maturity value were as follows:



----------------------------------------------------------------
   FIXED MATURITY
      OPTIONS
 WITH FEBRUARY 15TH       RATE TO MATURITY            PRICE
  MATURITY DATE OF             AS OF            PER $100 OF
    MATURITY YEAR         MARCH 15, 2000       MATURITY VALUE
--------------------   --------------------   ---------------
        2001                    4.20%             $ 96.27
        2002                    4.91%             $ 91.19
        2003                    5.43%             $ 85.68
        2004                    5.51%             $ 81.02
        2005                    5.62%             $ 76.39
        2006                    5.70%             $ 72.00
        2007                    5.77%             $ 67.81
        2008                    5.83%             $ 63.82
        2009                    5.92%             $ 59.84
        2010                    5.98%             $ 56.18
----------------------------------------------------------------


 HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

 We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

 (1) We determine the market adjusted amount on the date of the withdrawal as follows:


   (a) we determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b) we determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c) we determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

   (d) we determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).


 (2) We determine the fixed maturity amount as of the current date.

 (3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

 -----------------------------------------------------------------------------
 Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
 -----------------------------------------------------------------------------

 If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. See Appendix III for an example.

 For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to


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 add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

 INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

 Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

 We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

 Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

 ABOUT THE GENERAL ACCOUNT

 Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options, as well as our general obligations.

 The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

 We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

 ABOUT OTHER METHODS OF PAYMENT

 WIRE TRANSMITTALS


 We accept initial contributions sent by wire to our processing office by agreement with certain broker-dealers. The transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" in "Contract features and benefits."


 Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information forwarded electronically. In these cases, you must sign our Acknowledgement of Receipt form.

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 Where we require a signed application, no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we require an Acknowledgement of Receipt form, financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

 After your contract has been issued, additional contributions may be transmitted by wire.

 AUTOMATIC INVESTMENT PROGRAM - FOR NQ CONTRACTS ONLY

 You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contracts.

 The minimum amounts we will deduct are $100 monthly and $300 quarterly. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

 You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

 DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

 We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

 BUSINESS DAY


 Our business day is any day the New York Stock Exchange is open for trading. Our business day generally ends at 4:00 p.m., Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. We may, however, close due to emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.


 o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

 o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

 o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

 o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

 CONTRIBUTIONS AND TRANSFERS

 o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

 o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

 o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

 o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.


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 ABOUT YOUR VOTING RIGHTS

 As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

 o  the election of trustees; or

 o  the formal approval of independent auditors selected for EQ Advisors Trust;
    or

 o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

 We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

 VOTING RIGHTS OF OTHERS

 Currently, we control EQ Advisors Trust. Its shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

 SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

 If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

 CHANGES IN APPLICABLE LAW


 The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


 ABOUT LEGAL PROCEEDINGS

 Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.


 ABOUT OUR INDEPENDENT ACCOUNTANTS

 The consolidated financial statements of Equitable Life at December 31, 1999 and 1998, and for the three years ended December 31, 1999 in this prospectus by reference to the 1999 Annual Report on Form 10-K are incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

 FINANCIAL STATEMENTS

 The financial statements of Separate Account No. 49, as well as the consolidated financial statements of Equitable Life,

                                                                             67
                                                               More information
--------------------------------------------------------------------------------


 are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


 TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

 You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.


 You cannot assign or transfer ownership of Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract except by surrender to us. Loans are not available and you cannot assign Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.

 For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract to another similar arrangement.


 DISTRIBUTION OF THE CONTRACTS


 Equitable Distributors, Inc. ("EDI"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 49. EDI serves as the principal underwriter of Separate Account No. 49. EDI also acts as distributor for other Equitable Life annuity products with different features, expenses, and fees. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. Under a distribution agreement between EDI, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 49, Equitable Life paid EDI distribution fees of $46,957,345 for 1999, $35,452,793 for 1998, and $9,566,343 for 1997 as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account No. 49.

 The contracts will be sold by registered representatives of EDI, as well as by affiliated and unaffiliated broker-dealers with which EDI has entered into selling agreements. We pay broker-dealer sales compensation that will not exceed an amount equal to 1% annually of the account value on a contract date anniversary. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion of it to their registered representatives as commissions related to sales of the contracts. The offering of the contracts is intended to be continuous.

68
Investment performance


9
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


 We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you.


 Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.


 Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all current fees and charges under the contract, including the optional baseBUILDER benefits charge, but do not reflect the charges designed to approximate certain taxes imposed on us, such as premium taxes in your state or any applicable annuity administrative fee.

 Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all current fees and charges under the contract, but do not reflect the optional baseBUILDER benefits charge or the charges designed to approximate certain taxes imposed on us, such as premium taxes in your state or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.


 In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts were first offered on October 1, 1997.

 For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

 EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessors that it may have had.

 All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.


 From time to time, we may advertise different measurements of the investment performance of the variable investment options and/or the portfolios, including the measurements reflected in the tables below.

 THE PERFORMANCE INFORMATION SHOWN BELOW AND THE PERFORMANCE INFORMATION THAT WE ADVERTISE REFLECT PAST PERFORMANCE AND DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. SUCH INFORMATION ALSO DOES NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.


 BENCHMARKS

 Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed

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                                                                             69
                                                         Investment performance
--------------------------------------------------------------------------------

 portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charge, distribution charge, or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:


--------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK: 50% Russell 2000 Index and 50%
   Standard & Poor's Mid-Cap Total Return Index.

 ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.

 ALLIANCE HIGH YIELD:  Benchmark #1 - Merrill Lynch High Yield
   Master Index and Benchmark #2 - Credit Suisse First Boston Global High Yield Index.

 ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
   Index.

 EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.

 ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.

 EQ/ALLIANCE TECHNOLOGY: Lipper Specialty Funds Average.

 BT EQUITY 500 INDEX: Standard & Poor's 500 Index.

 BT SMALL COMPANY INDEX: Russell 2000 Index.

 BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
   International Europe, Australia, Far East Index.

 CAPITAL GUARDIAN INTERNATIONAL: Morgan Stanley Capital
   International Europe, Australia, Far East Index.

 CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.

 CAPITAL GUARDIAN U.S. EQUITY:  Standard & Poor's 500 Index.

 J.P. MORGAN CORE BOND: Salomon Brothers Broad Investment
   Grade Bond.

 LAZARD LARGE CAP VALUE: Standard & Poor's 500 Index.

 LAZARD SMALL CAP VALUE: Russell 2000 Index.

 MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.

 MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.

 MFS RESEARCH: Standard & Poor's 500 Index.

 MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
   Capital International Emerging Markets Free Price Return Index.

 EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
   Index.

 EQ/PUTNAM INTERNATIONAL EQUITY: Morgan Stanley Capital
   International Europe, Australia, Far East Index.

 EQ/PUTNAM INVESTORS GROWTH: Standard & Poor's 500 Index.
--------------------------------------------------------------------------------


 LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc. (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator Select performance relative to other variable annuity products.

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70
Investment performance
--------------------------------------------------------------------------------


                                     TABLE 1

AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1999:



------------------------------------------------------------------------------------------------------------------
                                                               LENGTH OF INVESTMENT PERIOD
                                                                                           SINCE        SINCE
                                               1           3          5           10      OPTION      PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                 YEAR       YEARS      YEARS       YEARS     INCEPTION*   INCEPTION**
EQ/Aggressive Stock                         16.65%       7.48%      13.92%      14.33%       7.02%       15.51%
Alliance Common Stock                       22.89%      25.37%      25.51%      16.16%      25.37%       14.41%
Alliance High Yield                         (5.13)%      0.70%       7.63%       7.96%       1.28%        7.08%
Alliance Money Market                        3.05%       3.10%       3.16%       2.92%       3.02%        4.71%
Alliance Small Cap Growth                   25.58%          -           -           -       15.53%       15.53%
BT Equity 500 Index                         18.38%          -           -           -       20.58%       20.58%
BT Small Company Index                      18.80%          -           -           -        6.69%        6.69%
BT International Equity Index               25.43%          -           -           -       21.58%       21.58%
J.P. Morgan Core Bond                       (3.17)%         -           -           -        1.77%        1.77%
Lazard Large Cap Value                       1.88%          -           -           -        9.56%        9.56%
Lazard Small Cap Value                       0.11%          -           -           -       (4.49)%      (4.49)%
MFS Emerging Growth Companies               70.90%          -           -           -       45.64%       45.64%
MFS Growth with Income                       6.98%          -           -           -        6.98%        6.98%
MFS Research                                21.15%          -           -           -       21.72%       21.72%
Morgan Stanley Emerging Markets Equity      92.62%          -           -           -       17.35%        3.58%
EQ/Putnam Growth & Income Value             (2.94)%         -           -           -        8.14%        8.14%
EQ/Putnam International Equity              57.69%          -           -           -       29.62%       29.62%
EQ/Putnam Investors Growth                  28.18%          -           -           -       32.29%       32.29%
------------------------------------------------------------------------------------------------------------------



* The variable investment option inception dates are: Alliance Money Market, Alliance High Yield, Alliance Common Stock, and EQ/Aggressive Stock (October 16, 1996); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, J.P. Morgan Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, Morgan Stanley Emerging Markets Equity (December 31, 1997); and MFS Growth with Income (December 31, 1998). The inception dates for the variable investment options that became available after December 31, 1998, and are therefore not shown in this table are: EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, Capital Guardian International (April 30, 1999); and EQ/Alliance Technology (May 1, 2000).

** The inception dates for the portfolios underlying the Alliance variable investment options shown in the tables are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are: Alliance Money Market (July 13, 1981); Alliance High Yield (January 2, 1987); Alliance Common Stock (January 13, 1976); EQ/Aggressive Stock (January 27, 1986); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1,
      1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, J.P. Morgan Core Bond, Lazard Large Cap Value, and Lazard Small Cap Value (January 1, 1998); Morgan Stanley Emerging Markets Equity (August 20, 1997); and MFS Growth with Income (December 31, 1998). The inception dates for the portfolios that became available after December 31, 1998 and are therefore not shown in the tables are: EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, Capital Guardian International (April 30, 1999); and EQ/Alliance Technology (May 1, 2000).



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                                                                             71
                                                         Investment performance
--------------------------------------------------------------------------------


                                     TABLE 2


      GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1999:



------------------------------------------------------------------------------------------------------------------
                                                                LENGTH OF INVESTMENT PERIOD
                                                                                                         SINCE
                                                 1              3              5             10        PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                  YEAR           YEARS          YEARS          YEARS       INCEPTION*
EQ/Aggressive Stock                         $1,166.50      $1,241.66      $1,918.59      $3,814.75     $ 7,446.18
Alliance Common Stock                       $1,228.90      $1,970.61      $3,115.05      $4,473.29     $25,180.87
Alliance High Yield                         $  948.70      $1,021.10      $1,444.12      $2,150.45     $ 2,433.05
Alliance Money Market                       $1,030.50      $1,095.85      $1,168.38      $1,333.83     $ 2,338.07
Alliance Small Cap Growth                   $1,255.80              -              -              -     $ 1,470.05
BT Equity 500 Index                         $1,183.80              -              -              -     $ 1,453.88
BT Small Company Index                      $1,188.00              -              -              -     $ 1,138.28
BT International Equity Index               $1,254.30              -              -              -     $ 1,478.26
J.P. Morgan Core Bond                       $  968.30              -              -              -     $ 1,035.74
Lazard Large Cap Value                      $1,018.80              -              -              -     $ 1,200.40
Lazard Small Cap Value                      $1,001.10              -              -              -     $   912.25
MFS Emerging Growth Companies               $1,709.00              -              -              -     $ 2,726.97
MFS Growth with Income                      $1,069.80              -              -              -     $ 1,069.80
MFS Research                                $1,211.50              -              -              -     $ 1,689.78
Morgan Stanley Emerging Markets Equity      $1,926.20              -              -              -     $ 1,086.70
EQ/Putnam Growth & Income Value             $  970.60              -              -              -     $ 1,232.16
EQ/Putnam International Equity              $1,576.90              -              -              -     $ 1,998.47
EQ/Putnam Investors Growth                  $1,281.80              -              -              -     $ 2,110.24
------------------------------------------------------------------------------------------------------------------


----------
* Portfolio inception dates are shown in Table 1.

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72
Investment performance
--------------------------------------------------------------------------------

                                     TABLE 3

        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:



------------------------------------------------------------------------------------------------------------------
                                                                                                                      SINCE
                                                                                                                   PORTFOLIO
                                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS      20 YEARS     INCEPTION*
 EQ/AGGRESSIVE STOCK                              16.65%        7.69%        14.12%        14.51%            -        15.67%
 Lipper Mid-Cap Growth                            51.65%       24.68%        19.97%        14.78%            -        15.86%
 Benchmark                                        18.09%       17.48%        19.92%        15.41%            -        14.58%
 ALLIANCE COMMON STOCK                            22.89%       25.56%        25.70%        16.41%        16.21%       14.59%
 Lipper Growth                                    29.78%       26.87%        25.55%        16.90%        15.83%       15.16%
 Benchmark                                        21.04%       27.56%        28.56%        18.21%        17.88%       16.19%
 ALLIANCE HIGH YIELD                              (5.13)%       0.90%         7.83%         8.19%            -         7.34%
 Lipper High Current Yield                         3.65%        4.82%         8.59%         9.61%            -         7.79%
 Benchmark #1                                      1.57%        5.91%         9.61%        10.79%            -         9.99%
 Benchmark #2                                      3.28%        5.37%         9.07%        11.06%            -        10.04%
 ALLIANCE MONEY MARKET                             3.05%        3.31%         3.42%         3.23%            -         5.00%
 Lipper Money Market                               3.78%        4.05%         4.16%         3.96%            -         5.70%
 Benchmark                                         4.74%        5.01%         5.20%         5.06%            -         6.65%
 ALLIANCE SMALL CAP GROWTH                        25.58%           -             -             -             -        15.77%
 Lipper Small Cap                                 34.26%           -             -             -             -        19.49%
 Benchmark                                        43.09%           -             -             -             -        25.88%
 BT EQUITY 500 INDEX                              18.38%           -             -             -             -        20.73%
 Lipper S&P 500 Index                             19.36%           -             -             -             -        23.16%
 Benchmark                                        21.03%           -             -             -             -        24.76%
 BT SMALL COMPANY INDEX                           18.80%           -             -             -             -         6.86%
 Lipper Small Cap                                 34.26%           -             -             -             -        16.02%
 Benchmark                                        21.26%           -             -             -             -         8.70%
 BT INTERNATIONAL EQUITY INDEX                    25.43%           -             -             -             -        21.75%
 Lipper International                             43.24%           -             -             -             -        26.76%
 Benchmark                                        26.96%           -             -             -             -        23.43%
 J.P. MORGAN CORE BOND                            (3.17)%          -             -             -             -         1.92%
 Lipper Intermediate Investment Grade Debt        (0.83)%          -             -             -             -         3.84%
 Benchmark                                        (1.77)%          -             -             -             -         2.64%
 LAZARD LARGE CAP VALUE                            1.88%           -             -             -             -         9.71%
 Lipper Capital Appreciation                      43.66%           -             -             -             -        32.61%
 Benchmark                                        21.03%           -             -             -             -        24.76%
 LAZARD SMALL CAP VALUE                            0.11%           -             -             -             -        (4.32)%
 Lipper Small Cap                                 34.26%           -             -             -             -        16.02%
 Benchmark                                        21.26%           -             -             -             -         8.70%
------------------------------------------------------------------------------------------------------------------

                                                                             73
                                                         Investment performance
--------------------------------------------------------------------------------


                              TABLE 3 (CONTINUED)
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:



------------------------------------------------------------------------------------------------------------------
                                                                                                      SINCE
                                                                                                   PORTFOLIO
                                        1 YEAR      3 YEARS     5 YEARS    10 YEARS    20 YEARS    INCEPTION*
 MFS EMERGING GROWTH COMPANIES .      70.90%           -            -          -          --         45.89%
 Lipper Mid-Cap ................      51.65%           -            -          -          --         32.50%
 Benchmark .....................      21.26%           -            -          -          --         16.99%
 MFS GROWTH WITH INCOME ........       6.98%           -            -          -          --          6.98%
 Lipper Growth and Income ......      12.90%           -            -          -          --         12.90%
 Benchmark .....................      21.03%           -            -          -          --         21.03%
 MFS RESEARCH ..................      21.15%           -            -          -          --         21.96%
 Lipper Growth .................      29.78%           -            -          -          --         29.33%
 Benchmark .....................      21.03%           -            -          -          --         27.36%
 MORGAN STANLEY EMERGING MARKETS
  EQUITY .......................      92.62%           -            -          -          --          4.01%
 Lipper Emerging Markets .......      82.53%           -            -          -          --          2.90%
 Benchmark .....................      66.41% -         -            -          -                     (0.88)%
 EQ/PUTNAM GROWTH & INCOME VALUE      (2.94)%          -            -          -          --          8.35%
 Lipper Growth & Income ........      12.90%           -            -          -          --         18.00%
 Benchmark .....................      21.03%           -            -          -          --         27.36%
 EQ/PUTNAM INTERNATIONAL EQUITY       57.69%           -            -          -          --         29.89%
 Lipper International ..........      43.24%           -            -          -          --         20.38%
 Benchmark .....................      26.96%           -            -          -          --         18.32%
 EQ/PUTNAM INVESTORS GROWTH ....      28.18%           -            -          -          --         32.52%
 Lipper Growth .................      29.78%           -            -          -          --         29.33%
 Benchmark .....................      21.03%           -            -          -          --         27.36%
------------------------------------------------------------------------------------------------------------------



----------
* Portfolio inception dates are shown in Table 1. Lipper survey and benchmark "since portfolio inception" information are as of the month-end closest to the actual date of portfolio inception.

74
Investment performance
--------------------------------------------------------------------------------

                                     TABLE 4


        CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:



--------------------------------------------------------------------------------------
                                                  1 YEAR       3 YEARS       5 YEARS
 EQ/AGGRESSIVE STOCK                              16.65%         24.90%        93.56%
 Lipper                                           51.65%        102.87%       158.98%
 Benchmark                                        18.09%         62.12%       147.96%
 ALLIANCE COMMON STOCK                            22.89%         97.94%       213.88%
 Lipper Growth                                    29.78%        106.30%       216.51%
 Benchmark                                        21.04%        107.56%       251.12%
 ALLIANCE HIGH YIELD                              (5.13)%         2.71%        45.81%
 Lipper High Current Yield                         3.65%         15.25%        51.19%
 Benchmark #1                                      1.57%         18.80%        58.22%
 Benchmark #2                                      3.28%         17.00%        54.39%
 ALLIANCE MONEY MARKET                             3.05%         10.26%        18.30%
 Lipper Money Market                               3.78%         12.64%        22.65%
 Benchmark                                         4.74%         15.79%        28.88%
 ALLIANCE SMALL CAP GROWTH                        25.58%             -             -
 Lipper Small Cap                                 34.26%             -             -
 Benchmark                                        43.09%             -             -
 BT EQUITY 500 INDEX                              18.38%             -             -
 Lipper S&P 500 Index                             19.36%             -             -
 Benchmark                                        21.03%             -             -
 BT SMALL COMPANY INDEX                           18.80%             -             -
 Lipper Small Cap                                 34.26%             -             -
 Benchmark                                        21.26%             -             -
 BT INTERNATIONAL EQUITY INDEX                    25.43%             -             -
 Lipper International                             43.24%             -             -
 Benchmark                                        26.96%             -             -
 J.P. MORGAN CORE BOND                            (3.17)%            -             -
 Lipper Intermediate Investment Grade Debt        (0.83)%            -             -
 Benchmark                                        (1.77)%            -             -
 LAZARD LARGE CAP VALUE                            1.88%             -             -
 Lipper Capital Appreciation                      43.66%             -             -
 Benchmark                                        21.03%             -             -
 LAZARD SMALL CAP VALUE                            0.11%             -             -
 Lipper Small Cap                                 34.26%             -             -
 Benchmark                                        21.26%             -             -
 MFS EMERGING GROWTH COMPANIES                    70.90%             -             -
 Lipper Mid-Cap                                   51.65%             -             -
 Benchmark                                        21.26%             -             -
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                   SINCE
                                                                                PORTFOLIO
                                                 10 YEARS       20 YEARS       INCEPTION*
 EQ/AGGRESSIVE STOCK                               287.60%              -          658.94%
 Lipper                                            311.69%              -          683.45%
 Benchmark                                         319.19%              -          595.55%
 ALLIANCE COMMON STOCK                             356.81%       1,916.29%       2,513.58%
 Lipper Growth                                     386.68%       1,816.52%       2,838.39%
 Benchmark                                         432.78%       2,584.39%       3,555.48%
 ALLIANCE HIGH YIELD                               119.82%              -          151.11%
 Lipper High Current Yield                         151.82%              -          166.74%
 Benchmark #1                                      178.72%              -          245.03%
 Benchmark #2                                      185.43%              -          246.92%
 ALLIANCE MONEY MARKET                              37.39%              -          146.07%
 Lipper Money Market                                47.52%              -          178.18%
 Benchmark                                          63.79%              -          229.35%
 ALLIANCE SMALL CAP GROWTH                              -               -           47.80%
 Lipper Small Cap                                       -               -           62.98%
 Benchmark                                              -               -           84.91%
 BT EQUITY 500 INDEX                                    -               -           45.76%
 Lipper S&P 500 Index                                   -               -           51.69%
 Benchmark                                              -               -           55.65%
 BT SMALL COMPANY INDEX                                 -               -           14.20%
 Lipper Small Cap                                       -               -           37.82%
 Benchmark                                              -               -           18.17%
 BT INTERNATIONAL EQUITY INDEX                          -               -           48.22%
 Lipper International                                   -               -           61.58%
 Benchmark                                              -               -           52.35%
 J.P. MORGAN CORE BOND                                  -               -            3.88%
 Lipper Intermediate Investment Grade Debt              -               -            7.83%
 Benchmark                                              -               -            5.96%
 LAZARD LARGE CAP VALUE                                 -               -           20.36%
 Lipper Capital Appreciation                            -               -           79.44%
 Benchmark                                              -               -           55.65%
 LAZARD SMALL CAP VALUE                                 -               -           (8.45)%
 Lipper Small Cap                                       -               -           37.82%
 Benchmark                                              -               -           18.17%
 MFS EMERGING GROWTH COMPANIES                          -               -          173.96%
 Lipper Mid-Cap                                         -               -          120.85%
 Benchmark                                              -               -           52.05%
------------------------------------------------------------------------------------------

                                                                             75
                                                         Investment performance
-------------------------------------------------------------------------------


                              TABLE 4 (CONTINUED)
        CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:



---------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE
                                                                                                    PORTFOLIO
                                        1 YEAR       3 YEARS     5 YEARS    10 YEARS    20 YEARS    INCEPTION*
 MFS GROWTH WITH INCOME                6.98%             -            -         -         -              6.98%
 Lipper Growth and Income             12.90%             -            -         -         -             12.90%
 Benchmark                            21.03%             -            -         -         -             21.03%
 MFS RESEARCH                         21.15%             -            -         -         -             69.84%
 Lipper Growth                        29.78%             -            -         -         -            101.13%
 Benchmark                            21.03%             -            -         -         -             90.75%
 MORGAN STANLEY EMERGING MARKETS
  EQUITY                              92.62%             -            -         -         -              9.74%
 Lipper Emerging Markets              82.53%             -            -         -         -              7.48%
 Benchmark                            66.41%             -            -         -         -              5.32%
 EQ/PUTNAM GROWTH & INCOME VALUE      (2.94)%            -            -         -         -             23.87%
 Lipper                               12.90%             -            -         -         -             56.85%
 Benchmark                            21.03%             -            -         -         -             90.75%
 EQ/PUTNAM INTERNATIONAL EQUITY       57.69%             -            -         -         -            100.96%
 Lipper                               43.24%             -            -         -         -             65.44%
 Benchmark                            26.96%             -            -         -         -             56.70%
 EQ/PUTNAM INVESTORS GROWTH           28.18%             -            -         -         -            111.99%
 Lipper                               29.78%             -            -         -         -            101.13%
 Benchmark                            21.03%             -            -         -         -             90.75%
---------------------------------------------------------------------------------------------------------------



----------
* Portfolio inception dates are shown in Table 1. Lipper survey and benchmark "since portfolio inception" information are as month-end closest to the actual date of portfolio inception.

76
Investment performance
--------------------------------------------------------------------------------

                                     TABLE 5

                         YEAR-BY-YEAR RATES OF RETURN:


-----------------------------------------------------------------------------------------------------------
                                              1990         1991         1992           1993         1994
EQ/Aggressive Stock                           6.16%       83.43%       (4.95)%        14.59%       (5.59)%
Alliance Common Stock                        (9.82)%      35.34%        1.31%         22.52%       (3.94)%
Alliance High Yield                          (2.95)%      22.17%       10.23%         20.88%       (4.58)%
Alliance Money Market                         6.23%        4.23%        1.65%          1.06%        2.10%
Alliance Small Cap Growth                        -            -            -              -            -
BT Equity 500 Index                              -            -            -              -            -
BT Small Company Index                           -            -            -              -            -
BT International Equity Index                    -            -            -              -            -
J.P. Morgan Core Bond                            -            -            -              -            -
Lazard Large Cap Value                           -            -            -              -            -
Lazard Small Cap Value                           -            -            -              -            -
MFS Emerging Growth Companies                    -            -            -              -            -
MFS Growth with Income                           -            -            -              -            -
MFS Research                                     -            -            -              -            -
Morgan Stanley Emerging Markets Equity           -            -            -              -            -
EQ/Putnam Growth & Income Value                  -            -            -              -            -
EQ/Putnam International Equity                   -            -            -              -            -
EQ/Putnam Investors Growth                       -            -            -              -            -
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                              1995        1996          1997           1998         1999
EQ/Aggressive Stock                          29.21%      19.93%         8.77%         (1.55)%      16.65%
Alliance Common Stock                        30.01%      21.97%        26.84%         27.00%       22.89%
Alliance High Yield                          17.71%      20.60%        16.28%         (6.90)%      (5.13)%
Alliance Money Market                         3.80%       3.37%         3.48%          3.40%        3.05%
Alliance Small Cap Growth                        -           -         25.16%+        (5.97)%      25.58%
BT Equity 500 Index                              -           -             -          23.13%       18.38%
BT Small Company Index                           -           -             -          (3.87)%      18.80%
BT International Equity Index                    -           -             -          18.17%       25.43%
J.P. Morgan Core Bond                            -           -             -           7.28%       (3.17)%
Lazard Large Cap Value                           -           -             -          18.14%        1.88%
Lazard Small Cap Value                           -           -             -          (8.56)%       0.11%
MFS Emerging Growth Companies                    -           -         21.11%+        32.37%       70.90%
MFS Growth with Income                           -           -             -              -         6.98%
MFS Research                                     -           -         14.80%+        22.12%       21.15%
Morgan Stanley Emerging Markets Equity           -           -        (20.66)%+      (28.19)%      92.62%
EQ/Putnam Growth & Income Value                  -           -         14.96%+        11.02%       (2.94)%
EQ/Putnam International Equity                   -           -          8.40%+        17.56%       57.69%
EQ/Putnam Investors Growth                       -           -         23.32%+        34.11%       28.18%
-----------------------------------------------------------------------------------------------------------



----------
+ Returns for these portfolios represent less than 12 months of performance. The returns are as of each portfolio inception date as shown in Table 1.

                                                                             77
                                                         Investment performance
--------------------------------------------------------------------------------

COMMUNICATING PERFORMANCE DATA

 In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

 o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

 o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

 o  data developed by us derived from such indices or averages.

 We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

 ------------------------------------------------------------------
 Barron's                           Investment Management Weekly
 Morningstar's Variable Annuity     Money Management Letter
  Sourcebook                        Investment Dealers Digest
 Business Week                      National Underwriter
 Forbes                             Pension & Investments
 Fortune                            USA Today
 Institutional Investor             Investor's Business Daily
 Money                              The New York Times
 Kiplinger's Personal Finance       The Wall Street Journal
 Financial Planning                 The Los Angeles Times
 Investment Adviser                 The Chicago Tribune
 ------------------------------------------------------------------

 Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

 The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:


 o the "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

 o the "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.


 The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

 YIELD INFORMATION

 Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).


 "Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The current yields and effective yields assume the deduction of all current contract charges and expenses other than the optional baseBUILDER benefits charge, and any charge designed to approximate certain taxes that may be imposed

78
Investment performance
--------------------------------------------------------------------------------


 on us, such as premium taxes in your state. The yields and effective yields for the Alliance Money Market option, when used for the special dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the Alliance Money Market Option and Alliance High Yield Option" in the SAI.

79
Incorporation of certain documents by reference

10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------------------------


 Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1999, is considered to be a part of this prospectus because it is incorporated by reference.

 After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.


 Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.


 We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.


 Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary
 (telephone : (212) 554-1234).

                                                                            A-1
                                    Appendix I: Condensed financial information



APPENDIX I: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


The unit values and number of units outstanding shown below are for contracts offered under Separate Account 49 with the same daily asset charges of 1.60%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT EQ/ALLIANCE TECHNOLOGY WHICH IS BEING OFFERED FOR THE FIRST TIME ON MAY 1, 2000.



 ---------------------------------------------------------------------
                                               FOR THE YEAR ENDING
                                                DECEMBER 31, 1999
 EQ/AGGRESSIVE STOCK
 Unit value                                      $  78.30
 Number of units outstanding (000s)                   141
 ALLIANCE COMMON STOCK
 Unit value                                      $ 275.01
 Number of units outstanding (000s)                   255
 ALLIANCE HIGH YIELD
 Unit value                                      $  25.73
 Number of units outstanding (000s)                   574
 ALLIANCE MONEY MARKET
 Unit value                                      $  25.55
 Number of units outstanding (000s)                 5,805
 EQ/ALLIANCE PREMIER GROWTH
 Unit value                                      $  11.77
 Number of units outstanding (000s)                 5,630
 ALLIANCE SMALL CAP GROWTH
 Unit value                                      $  14.78
 Number of units outstanding (000s)                   818
 BT EQUITY 500 INDEX
 Unit value                                      $  14.58
 Number of units outstanding (000s)                 6,216
 BT INTERNATIONAL EQUITY INDEX
 Unit value                                      $  14.82
 Number of units outstanding (000s)                   992
 BT SMALL COMPANY INDEX
 Unit value                                      $  11.42
 Number of units outstanding (000s)                   522
 CAPITAL GUARDIAN INTERNATIONAL
 Unit value                                      $  13.93
 Number of units outstanding (000s)                 1,286
 CAPITAL GUARDIAN RESEARCH
 Unit value                                      $  10.60
 Number of units outstanding (000s)                   987
 ---------------------------------------------------------------------

-----
A-2
Appendix I: Condensed financial information

--------------------------------------------------------------------------------



 -----------------------------------------------------------------------
                                                   FOR THE YEAR ENDING
                                                    DECEMBER 31, 1999
 CAPITAL GUARDIAN U.S. EQUITY
 Unit value                                          $  10.26
 Number of units outstanding (000s)                     2,436
 J.P. MORGAN CORE BOND
 Unit value                                          $  10.39
 Number of units outstanding (000s)                     2,026
 LAZARD LARGE CAP VALUE
 Unit value                                          $  12.04
 Number of units outstanding (000s)                     1,532
 LAZARD SMALL CAP VALUE
 Unit value                                          $   9.15
 Number of units outstanding (000s)                       988
 MFS EMERGING GROWTH COMPANIES
 Unit value                                          $  27.40
 Number of units outstanding (000s)                     1,680
 MFS GROWTH WITH INCOME
 Unit value                                          $  10.70
 Number of units outstanding (000s)                     2,906
 MFS RESEARCH
 Unit value                                          $  16.99
 Number of units outstanding (000s)                     1,725
 MORGAN STANLEY EMERGING MARKETS EQUITY
 Unit value                                          $  10.97
 Number of units outstanding (000s)                       962
 EQ/PUTNAM GROWTH & INCOME VALUE
 Unit value                                          $  12.39
 Number of units outstanding (000s)                       978
 EQ/PUTNAM INTERNATIONAL EQUITY
 Unit value                                          $  20.10
 Number of units outstanding (000s)                       771
 EQ/PUTNAM INVESTORS GROWTH
 Unit value                                          $  16.54
 Number of units outstanding (000s)                       576
 -----------------------------------------------------------------------

                                                                            B-1
                          Appendix II: Purchase considerations for QP contracts


APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS
--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Equitable Accumulator Select QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Equitable Accumulator Select QP contract or another annuity. Therefore, you should purchase an Equitable Accumulator QP contract to fund a plan for the contract's features and benefits other than tax deferral. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.


Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. Only one additional contribution may be made per contract year. For defined benefit plans, the maximum percentage of actuarial value of the plan participant/employee's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant/employee. Equitable Life does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A market value adjustment may apply.


Further, Equitable Life will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.


Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider that:

o the QP contract may not be an appropriate purchase for annuitants approaching or over age 70 1/2; and

o the guaranteed minimum income benefit under baseBUILDER may not be an appropriate feature for annuitants who are older than age 60 1/2 (63 1/2 in Oregon) when the contract is issued.

Finally, because the method of purchasing the QP contract, including the large initial contribution and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

                                                                            C-1
                                  Appendix III: Market value adjustment example


APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE
--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2001 to a fixed maturity option with a maturity date of February 15, 2010 (nine years later) at a hypothetical rate to maturity of 7.00%, resulting in a maturity value of $183,846 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2005.



--------------------------------------------------------------------------------------------
                                                                      HYPOTHETICAL ASSUMED
                                                                      RATE TO MATURITY ON
                                                                       FEBRUARY 15, 2005
                                                                         5.00%        9.00%
AS OF FEBRUARY 15, 2005 (BEFORE WITHDRAWAL)
(1) Market adjusted amount                                           $144,048    $ 119,487
(2) Fixed maturity amount                                            $131,080    $ 131,080
(3) Market value adjustment:
    (1) - (2)                                                        $ 12,968    $ (11,593)

ON FEBRUARY 15, 2005 (AFTER WITHDRAWAL)
(4) Portion of market value adjustment associated with withdrawal:
    (3) x [$50,000/(1)]                                              $  4,501    $  (4,851)
(5) Reduction in fixed maturity amount:
    [$50,000 - (4)]                                                  $ 45,499    $  54,851
(6) Fixed maturity amount: (2) - (5)                                 $ 85,581    $  76,229
(7) Maturity value                                                   $120,032    $ 106,915
(8) Market adjusted amount of (7)                                    $ 94,048    $  69,487
--------------------------------------------------------------------------------------------


You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

                                                                            D-1
                          Appendix IV: Guaranteed minimum death benefit example

APPENDIX IV: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE
--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.

The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the Alliance Money Market option or the fixed maturity options), no additional contributions, no transfers and no withdrawals, and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:

-------------------------------------------------------------------------------------
   END OF                          5% ROLL UP TO AGE 80      ANNUAL RATCHET TO AGE 80
 CONTRACT                          GUARANTEED MINIMUM         GUARANTEED MINIMUM
   YEAR         ACCOUNT VALUE       DEATH BENEFIT(1)             DEATH BENEFIT
  1              $105,000               $105,000(1)                $105,000(3)
  2              $115,500               $110,250(2)                $115,500(3)
  3              $129,360               $115,763(2)                $129,360(3)
  4              $103,488               $121,551(1)                $129,360(4)
  5              $113,837               $127,628(1)                $129,360(4)
  6              $127,497               $134,010(1)                $129,360(4)
  7              $127,497               $140,710(1)                $129,360(4)
-------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

5% ROLL UP TO AGE 80
(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be equal to the guaranteed minimum death benefit.

(2) At the end of contract years 2 and 3, the death benefit will be equal to the current account value since it is higher than the current guaranteed minimum death benefit.

ANNUAL RATCHET TO AGE 80
(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is equal to the current account value.

(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

STATEMENT OF ADDITIONAL
INFORMATION

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                           PAGE
Unit Values                                                                               2
Custodian and Independent Accountants                                                     3
Yield Information for the Alliance Money Market Option and Alliance High Yield Option     3
Financial Statements                                                                      5


HOW TO OBTAIN AN EQUITABLE ACCUMULATOR SELECT STATEMENT OF ADDITIONAL INFORMATION FOR
SEPARATE ACCOUNT NO. 49

Send this request form to:
  Equitable Accumulator Select
  P.O. Box 1547
  Secaucus, NJ 07096-1547



Please send me an Equitable Accumulator Select SAI for Separate Account No. 49 dated May 1, 2000:


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(SAI 4ACS(5/00))